Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of EquiTrust Life Variable Account

EquiTrust Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise EquiTrust Life Variable Account (the Separate Account), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 1998.

Des Moines, Iowa

April 26, 2022

Appendix:

Subaccounts comprising EquiTrust Life Variable Account

Subaccounts	Statement of operations	Statements of changes in net assets

Product A & B

American Century VP Capital Appreciation Fund

American Century VP Inflation Protection Bond Fund

American Century VP Mid Cap Value Fund

American Century VP Ultra® Fund

American Century VP Value Fund

BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares

BNY Mellon VIF Appreciation Portfolio – Initial Shares

BNY Mellon VIF Growth & Income Portfolio – Initial Shares

BNY Mellon VIF Opportunistic Small Cap Portfolio – Initial Shares

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Growth & Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class

Franklin Global Real Estate VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Growth VIP Fund - Class 2

J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1

J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

Product C

Calvert VP EAFE International Index Portfolio - Class F

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio - Class F

Calvert VP S&P MidCap 400 Index Portfolio - Class F

Columbia VP Small Cap Value Fund - Class 2

DWS International Growth VIP - Class A

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Real Estate Portfolio - Service Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

EquiTrust Life Variable Account

Statements of Assets and Liabilities

December 31, 2021

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product A & B
American Century VP Capital Appreciation Fund	$397,333	$397,333	$397,333	$303,159	21,247.73	6,882.44
American Century VP Inflation Protection Bond Fund	26,320	26,320	26,320	24,417	2,298.73	1,588.54
American Century VP Mid Cap Value Fund	8,535	8,535	8,535	6,554	341.11	231.46
American Century VP Ultra® Fund	369,165	369,165	369,165	208,410	11,764.34	5,760.15
American Century VP Value Fund	150,122	150,122	150,122	105,838	10,981.88	5,343.99
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	151,651	151,651	151,651	95,489	2,653.55	3,831.19
BNY Mellon VIF Appreciation Portfolio - Initial Shares	770,197	770,197	770,197	551,645	14,337.25	14,266.90
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	222,068	222,068	222,068	150,508	5,340.74	5,610.72
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	538,450	538,450	538,450	392,542	9,320.58	13,658.94
Calvert VP NASDAQ-100 Index Portfolio	675,550	675,550	675,550	273,779	4,604.98	7,432.64
Calvert VP Russell 2000® Small Cap Index Portfolio	220,644	220,644	220,644	172,952	2,221.10	4,511.80
Calvert VP S&P MidCap 400 Index Portfolio	231,900	231,900	231,900	167,412	1,605.18	3,784.72
Federated Hermes Government Money Fund II - Service Shares	238,504	238,504	238,504	238,504	238,504.27	25,322.87
Federated Hermes Managed Volatility Fund II - Primary Shares	789,294	789,294	789,294	648,270	61,185.55	38,988.98
Federated Hermes Quality Bond Fund II - Primary Shares	822,868	822,868	822,868	811,054	73,078.85	63,715.65
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,076,382	1,076,382	1,076,382	710,962	19,804.63	14,502.71
Fidelity® VIP Growth & Income Portfolio - Initial Class	272,141	272,141	272,141	211,683	10,379.14	6,770.78
Fidelity® VIP Growth Portfolio - Initial Class	561,301	561,301	561,301	391,718	5,479.85	9,231.52
Fidelity® VIP High Income Portfolio - Service Class 2	465,762	465,762	465,762	487,417	92,596.89	15,423.26
Fidelity® VIP Index 500 Portfolio - Initial Class	845,897	845,897	845,897	383,779	1,806.43	16,567.63
Fidelity® VIP Mid Cap Portfolio - Service Class 2	605,076	605,076	605,076	501,032	15,361.15	8,762.07
Fidelity® VIP Overseas Portfolio - Initial Class	229,891	229,891	229,891	166,806	7,851.48	6,896.28
Franklin Global Real Estate VIP Fund - Class 2	264,787	264,787	264,787	226,792	15,156.67	10,581.04
Franklin Mutual Shares VIP Fund - Class 2	220,834	220,834	220,834	209,623	11,501.77	7,417.40
Franklin Small Cap Value VIP Fund - Class 2	357,761	357,761	357,761	317,745	20,396.88	6,465.41
Franklin Small-Mid Cap Growth VIP Fund - Class 2	292,713	292,713	292,713	228,869	13,073.40	5,654.69
Franklin U.S. Government Securities VIP Fund - Class 2	362,792	362,792	362,792	382,601	31,356.24	23,840.53
Templeton Growth VIP Fund - Class 2	167,976	167,976	167,976	172,383	14,493.17	7,448.19
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	442,275	442,275	442,275	348,299	33,154.08	6,750.88
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	198,765	198,765	198,765	144,676	6,998.78	3,866.78
T. Rowe Price All-Cap Opportunities Portfolio	486,425	486,425	486,425	409,223	12,575.63	6,646.95
T. Rowe Price Equity Income Portfolio	507,472	507,472	507,472	463,023	16,876.36	11,681.83

See accompanying notes, including note 6 which includes per unit information.

EquiTrust Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2021

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
T. Rowe Price Mid-Cap Growth Portfolio	$357,746	$357,746	$357,746	$287,696	10,378.47	3,205.25
T. Rowe Price Moderate Allocation Portfolio	647,278	647,278	647,278	589,562	28,602.67	14,723.22
T. Rowe Price International Stock Portfolio	451,436	451,436	451,436	425,046	28,197.15	19,679.09
Product C
Calvert VP EAFE International Index Portfolio - Class F	$7,477	$7,477	$7,477	$6,645	73.50	721.27
Calvert VP NASDAQ-100 Index Portfolio	10,586	10,586	10,586	7,146	72.16	421.40
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	2,374	2,374	2,374	1,877	24.05	67.22
Calvert VP S&P MidCap 400 Index Portfolio - Class F	113,693	113,693	113,693	86,679	785.55	5,005.98
Columbia VP Small Cap Value Fund - Class 2	61,791	61,791	61,791	43,524	3,002.49	2,086.21
DWS International Growth VIP - Class A	849	849	849	623	45.18	36.15
Federated Hermes Government Money Fund II - Service Shares	1,890	1,890	1,890	1,890	1,889.80	182.77
Federated Hermes Managed Volatility Fund II - Primary Shares	204	204	204	169	15.83	14.29
Federated Hermes Quality Bond Fund II - Primary Shares	148,889	148,889	148,889	145,487	13,222.85	10,497.59
Fidelity® VIP Contrafund® Portfolio - Service Class 2	155,399	155,399	155,399	105,392	2,959.41	3,283.35
Fidelity® VIP Growth Portfolio - Service Class 2	150,245	150,245	150,245	112,676	1,511.22	2,616.65
Fidelity® VIP High Income Portfolio - Service Class 2	77,898	77,898	77,898	80,573	15,486.77	3,820.36
Fidelity® VIP Index 500 Portfolio - Service Class 2	16,066	16,066	16,066	10,605	34.78	336.83
Fidelity® VIP Mid Cap Portfolio - Service Class 2	73,695	73,695	73,695	60,693	1,870.90	2,038.35
Fidelity® VIP Real Estate Portfolio - Service Class 2	60,821	60,821	60,821	47,100	2,603.65	1,958.30
Franklin Mutual Shares VIP Fund - Class 2	156,847	156,847	156,847	145,739	8,169.11	8,583.11
Franklin Small Cap Value VIP Fund - Class 2	10,428	10,428	10,428	8,803	594.52	300.08
Franklin U.S. Government Securities VIP Fund - Class 2	147,520	147,520	147,520	153,865	12,750.25	10,763.37
Templeton Global Bond VIP Fund - Class 2	56,904	56,904	56,904	65,945	4,333.85	5,521.24
T. Rowe Price Equity Income Portfolio	28,645	28,645	28,645	25,748	952.61	884.66
T. Rowe Price International Stock Portfolio	175,110	175,110	175,110	168,538	10,937.57	9,079.15

See accompanying notes, including note 6 which includes per unit information.

EquiTrust Life Variable Account

Statements of Operations

Year Ended December 31, 2021

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
Product A & B
American Century VP Capital Appreciation Fund	$-	$(3,492)	$(3,492)	$12,964	$45,259	$58,223	$(17,949)	$36,782
American Century VP Inflation Protection Bond Fund	843	(228)	615	(483)	-	(483)	1,133	1,265
American Century VP Mid Cap Value Fund	96	(73)	23	252	-	252	1,322	1,597
American Century VP Ultra® Fund	-	(3,286)	(3,286)	40,672	24,185	64,857	11,603	73,174
American Century VP Value Fund	2,592	(1,341)	1,251	14,322	-	14,322	17,099	32,672
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	824	(1,234)	(410)	1,142	3,070	4,212	27,360	31,162
BNY Mellon VIF Appreciation Portfolio - Initial Shares	3,232	(6,660)	(3,428)	15,583	69,090	84,673	88,443	169,688
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	983	(1,853)	(870)	4,166	13,140	17,306	27,974	44,410
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	586	(4,832)	(4,246)	23,270	-	23,270	55,417	74,441
Calvert VP NASDAQ-100 Index Portfolio	1,711	(5,709)	(3,998)	65,334	33,712	99,046	50,835	145,883
Calvert VP Russell 2000® Small Cap Index Portfolio	1,662	(1,955)	(293)	1,717	6,126	7,843	18,161	25,711
Calvert VP S&P MidCap 400 Index Portfolio	1,861	(1,972)	(111)	5,830	6,319	12,149	32,267	44,305
Federated Hermes Government Money Fund II - Service Shares	4	(2,104)	(2,100)	-	-	-	-	(2,100)
Federated Hermes Managed Volatility Fund II - Primary Shares	12,943	(6,616)	6,327	(2,596)	-	(2,596)	113,803	117,534
Federated Hermes Quality Bond Fund II - Primary Shares	20,051	(7,399)	12,652	421	6,955	7,376	(38,974)	(18,946)
Fidelity® VIP Contrafund® Portfolio - Initial Class	629	(8,958)	(8,329)	34,674	124,749	159,423	83,561	234,655
Fidelity® VIP Growth & Income Portfolio - Initial Class	6,643	(2,452)	4,191	11,976	12,030	24,006	29,471	57,668
Fidelity® VIP Growth Portfolio - Initial Class	-	(4,794)	(4,794)	31,239	110,314	141,553	(31,195)	105,564
Fidelity® VIP High Income Portfolio - Service Class 2	24,319	(4,062)	20,257	(4,527)	-	(4,527)	(905)	14,825
Fidelity® VIP Index 500 Portfolio - Initial Class	9,744	(7,078)	2,666	54,650	5,730	60,380	127,055	190,101
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,287	(5,808)	(3,521)	30,898	96,416	127,314	10,704	134,497
Fidelity® VIP Overseas Portfolio - Initial Class	1,180	(1,999)	(819)	7,699	16,451	24,150	14,144	37,475
Franklin Global Real Estate VIP Fund - Class 2	2,164	(2,186)	(22)	1,500	5,567	7,067	47,830	54,875
Franklin Mutual Shares VIP Fund - Class 2	6,276	(1,917)	4,359	(1,481)	-	(1,481)	31,689	34,567
Franklin Small Cap Value VIP Fund - Class 2	3,444	(3,091)	353	(5,339)	9,120	3,781	67,727	71,861
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(2,613)	(2,613)	4,061	33,631	37,692	(10,856)	24,223
Franklin U.S. Government Securities VIP Fund - Class 2	8,919	(3,168)	5,751	(2,003)	-	(2,003)	(13,344)	(9,596)
Templeton Growth VIP Fund - Class 2	1,987	(1,612)	375	1,414	-	1,414	4,538	6,327
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	3,680	(3,759)	(79)	16,892	20,272	37,164	67,834	104,919
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	990	(1,740)	(750)	5,331	4,784	10,115	24,809	34,174
T. Rowe Price All-Cap Opportunities Portfolio	-	(4,296)	(4,296)	24,687	90,703	115,390	(25,817)	85,277
T. Rowe Price Equity Income Portfolio	8,130	(4,614)	3,516	3,302	38,275	41,577	62,420	107,513

See accompanying notes.

EquiTrust Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2021

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
T. Rowe Price Mid-Cap Growth Portfolio	$-	$(3,583)	$(3,583)	$16,223	$40,365	$56,588	$(3,361)	$49,644
T. Rowe Price Moderate Allocation Portfolio	6,223	(5,666)	557	3,198	59,750	62,948	(9,671)	53,834
T. Rowe Price International Stock Portfolio	2,770	(4,210)	(1,440)	7,760	30,603	38,363	(35,112)	1,811
Product C
Calvert VP EAFE International Index Portfolio - Class F	$129	$-	$129	$13	$-	$13	$561	$703
Calvert VP NASDAQ-100 Index Portfolio	26	-	26	52	521	573	1,625	2,224
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	18	-	18	16	65	81	189	288
Calvert VP S&P MidCap 400 Index Portfolio - Class F	894	-	894	5,972	3,035	9,007	15,822	25,723
Columbia VP Small Cap Value Fund - Class 2	299	-	299	5,022	-	5,022	14,385	19,706
DWS International Growth VIP - Class A	3	-	3	34	9	43	16	62
Federated Hermes Government Money Fund II - Service Shares	-	-	-	-	-	-	-	-
Federated Hermes Managed Volatility Fund II - Primary Shares	3	-	3	4	-	4	24	31
Federated Hermes Quality Bond Fund II - Primary Shares	2,914	-	2,914	(12)	1,011	999	(5,708)	(1,795)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	36	-	36	1,847	17,677	19,524	13,718	33,278
Fidelity® VIP Growth Portfolio - Service Class 2	-	-	-	6,483	29,676	36,159	(7,705)	28,454
Fidelity® VIP High Income Portfolio - Service Class 2	3,929	-	3,929	(283)	-	(283)	(646)	3,000
Fidelity® VIP Index 500 Portfolio - Service Class 2	150	-	150	192	102	294	3,050	3,494
Fidelity® VIP Mid Cap Portfolio - Service Class 2	250	-	250	3,689	11,485	15,174	1,399	16,823
Fidelity® VIP Real Estate Portfolio - Service Class 2	497	-	497	72	323	395	15,613	16,505
Franklin Mutual Shares VIP Fund - Class 2	4,357	-	4,357	(1,864)	-	(1,864)	24,448	26,941
Franklin Small Cap Value VIP Fund - Class 2	99	-	99	-	261	261	1,711	2,071
Franklin U.S. Government Securities VIP Fund - Class 2	3,534	-	3,534	(442)	-	(442)	(5,462)	(2,370)
Templeton Global Bond VIP Fund - Class 2	-	-	-	(916)	-	(916)	(1,732)	(2,648)
T. Rowe Price Equity Income Portfolio	421	-	421	468	1,987	2,455	3,163	6,039
T. Rowe Price International Stock Portfolio	1,063	-	1,063	2,097	11,739	13,836	(12,377)	2,522

See accompanying notes.

EquiTrust Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Product A & B
American Century VP Capital Appreciation Fund	$376,121	$(3,492)	$58,223	$(17,949)	$36,782	$12,753	$(24,025)	$-	$(12,550)	$8,252	$(15,570)	$21,212	$397,333
American Century VP Inflation Protection Bond Fund	28,246	615	(483)	1,133	1,265	1,865	(4,580)	-	(476)	-	(3,191)	(1,926)	26,320
American Century VP Mid Cap Value Fund	7,228	23	252	1,322	1,597	1,035	(359)	-	(950)	(16)	(290)	1,307	8,535
American Century VP Ultra® Fund	346,594	(3,286)	64,857	11,603	73,174	10,279	(53,062)	-	(11,711)	3,891	(50,603)	22,571	369,165
American Century VP Value Fund	141,474	1,251	14,322	17,099	32,672	5,721	(6,431)	-	(5,970)	(17,344)	(24,024)	8,648	150,122
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	122,811	(410)	4,212	27,360	31,162	3,916	-	(135)	(6,103)	-	(2,322)	28,840	151,651
BNY Mellon VIF Appreciation Portfolio - Initial Shares	666,273	(3,428)	84,673	88,443	169,688	21,536	(58,036)	(935)	(24,161)	(4,168)	(65,764)	103,924	770,197
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	181,731	(870)	17,306	27,974	44,410	5,672	(3,036)	-	(6,709)	-	(4,073)	40,337	222,068
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	487,117	(4,246)	23,270	55,417	74,441	18,919	(24,998)	(1,446)	(17,686)	2,103	(23,108)	51,333	538,450
Calvert VP NASDAQ-100 Index Portfolio	604,835	(3,998)	99,046	50,835	145,883	7,943	(54,626)	(141)	(23,421)	(4,923)	(75,168)	70,715	675,550
Calvert VP Russell 2000® Small Cap Index Portfolio	192,175	(293)	7,843	18,161	25,711	9,981	-	(572)	(6,488)	(163)	2,758	28,469	220,644
Calvert VP S&P MidCap 400 Index Portfolio	192,287	(111)	12,149	32,267	44,305	6,515	-	(2,980)	(11,562)	3,335	(4,692)	39,613	231,900
Federated Hermes Government Money Fund II - Service Shares	232,091	(2,100)	-	-	(2,100)	22,148	(3,748)	-	(9,828)	(59)	8,513	6,413	238,504
Federated Hermes Managed Volatility Fund II - Primary Shares	674,552	6,327	(2,596)	113,803	117,534	39,421	(8,259)	-	(28,708)	(5,246)	(2,792)	114,742	789,294
Federated Hermes Quality Bond Fund II - Primary Shares	819,344	12,652	7,376	(38,974)	(18,946)	46,644	(15,727)	-	(38,254)	29,807	22,470	3,524	822,868
Fidelity® VIP Contrafund® Portfolio - Initial Class	930,603	(8,329)	159,423	83,561	234,655	29,419	(78,097)	(1,639)	(38,783)	224	(88,876)	145,779	1,076,382

See accompanying notes.

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Fidelity® VIP Growth & Income Portfolio - Initial Class	$242,060	$4,191	$24,006	$29,471	$57,668	$13,103	$(31,291)	$-	$(12,479)	$3,080	$(27,587)	$30,081	$272,141
Fidelity® VIP Growth Portfolio - Initial Class	492,960	(4,794)	141,553	(31,195)	105,564	13,925	(36,524)	(603)	(14,295)	274	(37,223)	68,341	561,301
Fidelity® VIP High Income Portfolio - Service Class 2	443,175	20,257	(4,527)	(905)	14,825	23,598	(18,516)	(1,538)	(17,691)	21,909	7,762	22,587	465,762
Fidelity® VIP Index 500 Portfolio - Initial Class	706,548	2,666	60,380	127,055	190,101	21,520	(47,603)	(1,467)	(22,078)	(1,124)	(50,752)	139,349	845,897
Fidelity® VIP Mid Cap Portfolio - Service Class 2	602,849	(3,521)	127,314	10,704	134,497	22,221	(102,481)	(4,120)	(23,411)	(24,479)	(132,270)	2,227	605,076
Fidelity® VIP Overseas Portfolio - Initial Class	209,345	(819)	24,150	14,144	37,475	10,145	(16,099)	(1,241)	(9,662)	(72)	(16,929)	20,546	229,891
Franklin Global Real Estate VIP Fund - Class 2	220,656	(22)	7,067	47,830	54,875	13,576	(5,308)	(2,465)	(11,163)	(5,384)	(10,744)	44,131	264,787
Franklin Mutual Shares VIP Fund - Class 2	190,226	4,359	(1,481)	31,689	34,567	10,305	(2,871)	-	(7,334)	(4,059)	(3,959)	30,608	220,834
Franklin Small Cap Value VIP Fund - Class 2	296,054	353	3,781	67,727	71,861	11,066	(619)	(782)	(11,152)	(8,667)	(10,154)	61,707	357,761
Franklin Small-Mid Cap Growth VIP Fund - Class 2	277,804	(2,613)	37,692	(10,856)	24,223	9,546	(8,167)	(1,296)	(11,390)	1,993	(9,314)	14,909	292,713
Franklin U.S. Government Securities VIP Fund - Class 2	331,133	5,751	(2,003)	(13,344)	(9,596)	17,666	(15,398)	(163)	(15,253)	54,403	41,255	31,659	362,792
Templeton Growth VIP Fund - Class 2	172,031	375	1,414	4,538	6,327	9,104	(12,297)	(392)	(6,989)	192	(10,382)	(4,055)	167,976
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	367,757	(79)	37,164	67,834	104,919	17,353	(9,332)	(748)	(15,504)	(22,170)	(30,401)	74,518	442,275
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	170,690	(750)	10,115	24,809	34,174	5,729	(4,731)	-	(6,949)	(148)	(6,099)	28,075	198,765
T. Rowe Price All-Cap Opportunities Portfolio	444,816	(4,296)	115,390	(25,817)	85,277	11,472	(34,602)	(9,604)	(14,486)	3,552	(43,668)	41,609	486,425
T. Rowe Price Equity Income Portfolio	451,758	3,516	41,577	62,420	107,513	19,814	(49,072)	(734)	(20,436)	(1,371)	(51,799)	55,714	507,472

See accompanying notes.

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
T. Rowe Price Mid-Cap Growth Portfolio	$377,621	$(3,583)	$56,588	$(3,361)	$49,644	$7,914	$(66,457)	$(538)	$(10,289)	$(149)	$(69,519)	$(19,875)	$357,746
T. Rowe Price Moderate Allocation Portfolio	597,633	557	62,948	(9,671)	53,834	30,649	(7,026)	(3,696)	(26,323)	2,207	(4,189)	49,645	647,278
T. Rowe Price International Stock Portfolio	453,651	(1,440)	38,363	(35,112)	1,811	19,646	(6,974)	-	(17,661)	963	(4,026)	(2,215)	451,436
Product C
Calvert VP EAFE International Index Portfolio - Class F	$6,591	$129	$13	$561	$703	$320	$-	$-	$(137)	$-	$183	$886	$7,477
Calvert VP NASDAQ-100 Index Portfolio	8,218	26	573	1,625	2,224	320	-	-	(176)	-	144	2,368	10,586
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	2,003	18	81	189	288	138	-	-	(55)	-	83	371	2,374
Calvert VP S&P MidCap 400 Index Portfolio - Class F	109,149	894	9,007	15,822	25,723	7,897	-	-	(6,509)	(22,567)	(21,179)	4,544	113,693
Columbia VP Small Cap Value Fund - Class 2	67,171	299	5,022	14,385	19,706	4,550	-	-	(3,852)	(25,784)	(25,086)	(5,380)	61,791
DWS International Growth VIP - Class A	765	3	43	16	62	104	-	-	(82)	-	22	84	849
Federated Hermes Government Money Fund II - Service Shares	1,690	-	-	-	-	333	-	-	(133)	-	200	200	1,890
Federated Hermes Managed Volatility Fund II - Primary Shares	162	3	4	24	31	30	-	-	(19)	-	11	42	204
Federated Hermes Quality Bond Fund II - Primary Shares	117,908	2,914	999	(5,708)	(1,795)	12,531	-	-	(8,278)	28,523	32,776	30,981	148,889
Fidelity® VIP Contrafund® Portfolio - Service Class 2	120,837	36	19,524	13,718	33,278	9,458	-	-	(7,592)	(582)	1,284	34,562	155,399
Fidelity® VIP Growth Portfolio - Service Class 2	129,717	-	36,159	(7,705)	28,454	9,080	-	-	(7,406)	(9,600)	(7,926)	20,528	150,245
Fidelity® VIP High Income Portfolio - Service Class 2	62,720	3,929	(283)	(646)	3,000	5,880	-	-	(3,997)	10,295	12,178	15,178	77,898
Fidelity® VIP Index 500 Portfolio - Service Class 2	12,258	150	294	3,050	3,494	677	-	-	(363)	-	314	3,808	16,066

See accompanying notes.

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Fidelity® VIP Mid Cap Portfolio - Service Class 2	$69,750	$250	$15,174	$1,399	$16,823	$4,612	$-	$-	$(3,537)	$(13,953)	$(12,878)	$3,945	$73,695
Fidelity® VIP Real Estate Portfolio - Service Class 2	41,280	497	395	15,613	16,505	3,733	-	-	(2,886)	2,189	3,036	19,541	60,821
Franklin Mutual Shares VIP Fund - Class 2	140,462	4,357	(1,864)	24,448	26,941	12,139	-	-	(9,751)	(12,944)	(10,556)	16,385	156,847
Franklin Small Cap Value VIP Fund - Class 2	8,129	99	261	1,711	2,071	459	-	-	(231)	-	228	2,299	10,428
Franklin U.S. Government Securities VIP Fund - Class 2	109,963	3,534	(442)	(5,462)	(2,370)	12,475	-	-	(8,093)	35,545	39,927	37,557	147,520
Templeton Global Bond VIP Fund - Class 2	42,910	-	(916)	(1,732)	(2,648)	5,153	-	-	(3,444)	14,933	16,642	13,994	56,904
T. Rowe Price Equity Income Portfolio	23,663	421	2,455	3,163	6,039	1,336	-	-	(710)	(1,683)	(1,057)	4,982	28,645
T. Rowe Price International Stock Portfolio	174,083	1,063	13,836	(12,377)	2,522	13,208	-	-	(10,053)	(4,650)	(1,495)	1,027	175,110

See accompanying notes.

EquiTrust Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Product A & B
American Century VP Capital Appreciation Fund	$275,752	$(2,634)	$36,131	$76,531	$110,028	$12,448	$(6,680)	$(3,159)	$(11,815)	$(453)	$(9,659)	$100,369	$376,121
American Century VP Inflation Protection Bond Fund	24,687	194	(83)	2,127	2,238	1,858	-	-	(537)	-	1,321	3,559	28,246
American Century VP Mid Cap Value Fund	5,935	59	5	220	284	1,083	-	-	(803)	729	1,009	1,293	7,228
American Century VP Ultra® Fund	214,792	(2,420)	28,054	91,280	116,914	9,209	-	(573)	(11,047)	17,299	14,888	131,802	346,594
American Century VP Value Fund	128,746	1,863	8,524	(5,588)	4,799	6,192	(7,453)	-	(6,182)	15,372	7,929	12,728	141,474
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	110,369	46	190	21,685	21,921	5,041	(8,730)	-	(5,790)	-	(9,479)	12,442	122,811
BNY Mellon VIF Appreciation Portfolio - Initial Shares	631,274	(694)	33,513	96,947	129,766	21,343	(72,399)	(12,589)	(40,966)	9,844	(94,767)	34,999	666,273
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	166,554	(202)	19,949	15,240	34,987	5,403	(13,251)	(2,779)	(6,530)	(2,653)	(19,810)	15,177	181,731
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	445,365	(927)	18,340	55,552	72,965	20,814	(20,673)	(12,159)	(16,232)	(2,963)	(31,213)	41,752	487,117
Calvert VP NASDAQ-100 Index Portfolio	555,758	(2,744)	163,020	62,325	222,601	7,604	(128,385)	-	(21,463)	(31,280)	(173,524)	49,077	604,835
Calvert VP Russell 2000® Small Cap Index Portfolio	218,531	35	13,476	10,505	24,016	10,500	(45,888)	-	(5,725)	(9,259)	(50,372)	(26,356)	192,175
Calvert VP S&P MidCap 400 Index Portfolio	229,048	593	18,648	(8,429)	10,812	7,422	(22,768)	(2,095)	(10,388)	(19,744)	(47,573)	(36,761)	192,287
Federated Hermes Government Money Fund II - Service Shares	139,639	(1,537)	-	-	(1,537)	16,962	(13,956)	-	(10,096)	101,079	93,989	92,452	232,091
Federated Hermes Managed Volatility Fund II - Primary Shares	795,519	12,529	(26,289)	2,576	(11,184)	41,868	(28,886)	(3,334)	(40,502)	(78,929)	(109,783)	(120,967)	674,552
Federated Hermes Quality Bond Fund II - Primary Shares	817,367	15,259	2,186	38,828	56,273	52,480	(47,630)	(787)	(46,691)	(11,668)	(54,296)	1,977	819,344
Fidelity® VIP Contrafund® Portfolio - Initial Class	934,231	(5,467)	52,915	147,989	195,437	32,168	(182,424)	(3,898)	(38,393)	(6,518)	(199,065)	(3,628)	930,603

See accompanying notes.

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Fidelity® VIP Growth & Income Portfolio - Initial Class	$243,794	$2,600	$19,593	$(6,738)	$15,455	$12,278	$(16,609)	$(369)	$(11,829)	$(660)	$(17,189)	$(1,734)	$242,060
Fidelity® VIP Growth Portfolio - Initial Class	330,768	(3,270)	48,222	105,733	150,685	13,857	(3,061)	(6,342)	(13,271)	20,324	11,507	162,192	492,960
Fidelity® VIP High Income Portfolio - Service Class 2	441,558	17,420	(4,702)	(4,865)	7,853	24,110	(17,096)	(1,424)	(20,396)	8,570	(6,236)	1,617	443,175
Fidelity® VIP Index 500 Portfolio - Initial Class	633,227	5,286	46,082	51,131	102,499	23,264	(23,054)	(7,585)	(21,273)	(530)	(29,178)	73,321	706,548
Fidelity® VIP Mid Cap Portfolio - Service Class 2	683,146	(2,511)	(52,941)	108,499	53,047	23,715	(166,716)	(6,848)	(22,949)	39,454	(133,344)	(80,297)	602,849
Fidelity® VIP Overseas Portfolio - Initial Class	333,877	(1,080)	13,554	(16,748)	(4,274)	11,868	(146,699)	(1,614)	(9,350)	25,537	(120,258)	(124,532)	209,345
Franklin Global Real Estate VIP Fund - Class 2	278,812	4,765	26,094	(55,219)	(24,360)	15,333	(11,150)	(2,976)	(11,119)	(23,884)	(33,796)	(58,156)	220,656
Franklin Mutual Shares VIP Fund - Class 2	189,907	3,416	2,765	(11,990)	(5,809)	10,706	(14,035)	-	(7,425)	16,882	6,128	319	190,226
Franklin Small Cap Value VIP Fund - Class 2	289,558	1,420	(8,767)	17,587	10,240	12,934	(79,459)	(619)	(9,911)	73,311	(3,744)	6,496	296,054
Franklin Small-Mid Cap Growth VIP Fund - Class 2	208,423	(2,015)	22,286	79,838	100,109	10,054	(9,051)	(2,600)	(11,245)	(17,886)	(30,728)	69,381	277,804
Franklin U.S. Government Securities VIP Fund - Class 2	419,195	8,754	(9,010)	11,944	11,688	19,996	(128,001)	-	(18,393)	26,648	(99,750)	(88,062)	331,133
Templeton Growth VIP Fund - Class 2	161,735	3,038	(538)	5,277	7,777	10,655	(281)	(559)	(7,248)	(48)	2,519	10,296	172,031
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	363,368	1,857	29,414	(27,311)	3,960	17,179	(20,550)	(3,373)	(14,485)	21,658	429	4,389	367,757
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	152,922	80	11,170	7,122	18,372	5,964	(381)	(808)	(6,072)	693	(604)	17,768	170,690
T. Rowe Price All-Cap Opportunities Portfolio	650,705	(4,043)	121,295	(10,473)	106,779	11,858	(169,073)	(24,637)	(33,338)	(97,478)	(312,668)	(205,889)	444,816
T. Rowe Price Equity Income Portfolio	596,531	5,916	5,386	(47,052)	(35,750)	18,861	(258,847)	-	(18,969)	149,932	(109,023)	(144,773)	451,758

See accompanying notes.

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
T. Rowe Price Mid-Cap Growth Portfolio	$322,239	$(2,804)	$29,635	$47,308	$74,139	$9,315	$(12,851)	$(26,221)	$(11,391)	$22,391	$(18,757)	$55,382	$377,621
T. Rowe Price Moderate Allocation Portfolio	679,566	2,690	8,552	42,038	53,280	31,666	(139,338)	(4,841)	(28,307)	5,607	(135,213)	(81,933)	597,633
T. Rowe Price International Stock Portfolio	403,530	(1,192)	25,334	33,002	57,144	20,258	(20,076)	-	(17,854)	10,649	(7,023)	50,121	453,651
Product C
Calvert VP EAFE International Index Portfolio - Class F	$-	$192	$(25)	$271	$438	$322	$-	$-	$(219)	$6,050	$6,153	$6,591	$6,591
Calvert VP NASDAQ-100 Index Portfolio	-	31	255	1,815	2,101	321	-	-	(254)	6,050	6,117	8,218	8,218
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	1,560	17	90	231	338	151	-	-	(46)	-	105	443	2,003
Calvert VP S&P MidCap 400 Index Portfolio - Class F	85,330	1,113	2,712	11,217	15,042	6,611	(239)	-	(6,224)	8,629	8,777	23,819	109,149
Columbia VP Small Cap Value Fund - Class 2	50,576	176	330	9,117	9,623	3,818	(163)	-	(3,461)	6,778	6,972	16,595	67,171
DWS International Growth VIP - Class A	591	9	17	116	142	104	-	-	(72)	-	32	174	765
Federated Hermes Government Money Fund II - Service Shares	1,527	4	-	-	4	302	-	-	(143)	-	159	163	1,690
Federated Hermes Managed Volatility Fund II - Primary Shares	147	4	(1)	(1)	2	30	-	-	(17)	-	13	15	162
Federated Hermes Quality Bond Fund II - Primary Shares	121,816	3,227	220	5,486	8,933	10,773	(100)	-	(8,526)	(14,988)	(12,841)	(3,908)	117,908
Fidelity® VIP Contrafund® Portfolio - Service Class 2	107,457	89	1,991	26,062	28,142	8,033	(415)	-	(7,567)	(14,813)	(14,762)	13,380	120,837
Fidelity® VIP Growth Portfolio - Service Class 2	105,249	48	14,927	24,547	39,522	7,782	(451)	-	(7,395)	(14,990)	(15,054)	24,468	129,717
Fidelity® VIP High Income Portfolio - Service Class 2	56,765	2,954	(481)	(882)	1,591	5,074	(119)	-	(4,089)	3,498	4,364	5,955	62,720
Fidelity® VIP Index 500 Portfolio - Service Class 2	4,198	146	183	1,240	1,569	697	-	-	(429)	6,223	6,491	8,060	12,258

See accompanying notes.

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2019	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2020
Fidelity® VIP Mid Cap Portfolio - Service Class 2	$48,657	$213	$(450)	$12,208	$11,971	$4,012	$(184)	$-	$(3,393)	$8,687	$9,122	$21,093	$69,750
Fidelity® VIP Real Estate Portfolio - Service Class 2	42,033	767	1,311	(4,028)	(1,950)	3,171	(138)	-	(2,712)	876	1,197	(753)	41,280
Franklin Mutual Shares VIP Fund - Class 2	134,630	3,588	1,445	(6,508)	(1,475)	9,964	(263)	-	(9,303)	6,909	7,307	5,832	140,462
Franklin Small Cap Value VIP Fund - Class 2	1,420	97	271	77	445	475	-	-	(273)	6,062	6,264	6,709	8,129
Franklin U.S. Government Securities VIP Fund - Class 2	119,109	3,704	(709)	1,379	4,374	10,709	(100)	-	(8,273)	(15,856)	(13,520)	(9,146)	109,963
Templeton Global Bond VIP Fund - Class 2	46,324	3,643	(1,126)	(4,838)	(2,321)	4,337	-	-	(3,454)	(1,976)	(1,093)	(3,414)	42,910
T. Rowe Price Equity Income Portfolio	20,807	466	425	(51)	840	1,357	(246)	-	(660)	1,565	2,016	2,856	23,663
T. Rowe Price International Stock Portfolio	151,767	877	7,055	14,667	22,599	11,189	(529)	-	(10,216)	(727)	(283)	22,316	174,083

See accompanying notes.

EquiTrust Life Variable Account

Notes to Financial Statements

December 31, 2021

1. Organization and Significant Accounting Policies

Organization

EquiTrust Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company). The Account is a funding vehicle for flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B) and variable universal life insurance policies (Product C) issued by the Company. The Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

The assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	A & B
American Century VP Inflation Protection Bond Fund	A & B
American Century VP Mid Cap Value Fund	A & B
American Century VP Ultra® Fund	A & B
American Century VP Value Fund	A & B
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares	A & B
BNY Mellon Variable Investment Fund
BNY Mellon VIF Appreciation Portfolio - Initial Shares	A & B
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	A & B
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	A & B
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio - Class F	C
Calvert VP NASDAQ-100 Index Portfolio	A, B & C
Calvert VP Russell 2000® Small Cap Index Portfolio	A & B
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	C
Calvert VP S&P MidCap 400 Index Portfolio	A & B
Calvert VP S&P MidCap 400 Index Portfolio - Class F	C
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1 (1)	C
Columbia VP Select Mid Cap Value Fund - Class 1 (1)	C
Columbia VP Small Cap Value Fund - Class 2	C
Columbia VP Small Company Growth Fund - Class 2 (1)	C
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A (1)	C

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Deutsche DWS Variable Series II
DWS International Growth VIP - Class A	C
Federated Hermes Insurance Series
Federated Hermes Government Money Fund II - Service Shares	A, B & C
Federated Hermes Managed Volatility Fund II - Primary Shares	A, B & C
Federated Hermes Quality Bond Fund II - Primary Shares	A, B & C
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A & B
Fidelity® VIP Contrafund® Portfolio - Service Class 2	C
Fidelity® VIP Growth & Income Portfolio - Initial Class	A & B
Fidelity® VIP Growth Portfolio - Initial Class	A & B
Fidelity® VIP Growth Portfolio - Service Class 2	C
Fidelity® VIP High Income Portfolio - Service Class 2	A, B & C
Fidelity® VIP Index 500 Portfolio - Initial Class	A & B
Fidelity® VIP Index 500 Portfolio - Service Class 2	C
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B & C
Fidelity® VIP Overseas Portfolio - Initial Class	A & B
Fidelity® VIP Real Estate Portfolio - Service Class 2	C
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A & B
Franklin Mutual Shares VIP Fund - Class 2	A, B & C
Franklin Small Cap Value VIP Fund - Class 2	A, B & C
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A & B
Franklin U.S. Government Securities VIP Fund - Class 2	A, B & C
Templeton Global Bond VIP Fund - Class 2	C
Templeton Growth VIP Fund - Class 2	A & B
J.P. Morgan Insurance Trust
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	A & B
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	A & B
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2 (1)	C
T. Rowe Price Equity Series, Inc.
T. Rowe Price All-Cap Opportunities Portfolio (1) (2)	A, B & C
T. Rowe Price Equity Income Portfolio	A & B
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price Moderate Allocation Portfolio (1)	A, B & C
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B & C

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

(1)	Product C subaccount was inactive during 2021 and 2020; accordingly, a Statement of Assets and Liabilities, a Statement of Operations and a Statement of Changes in Net Assets have not been presented herein.

(2)	The name of the following investment option changed during the year:

Current Name	Former Name
T. Rowe Price All-Cap Opportunities Portfolio	T. Rowe Price New American Growth Portfolio

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2021, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of the Account for Product A and B. Product C assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy years, then 0.03% monthly thereafter. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Premiums paid by the policyholders are reduced by a 7% premium expense charge for each premium up to the target premium and 7% of each premium over the target premium for Product A. (Product A policies issued prior to May 1, 2006, the premium expense charge is 7% of each premium up to the target premium, as defined in the prospectus, and 2% for each premium over the target premium.) Premiums paid by the policyholders are reduced by a 7% premium expense charge up to the target premium, as defined in the prospectus and 2% for each premium over the target

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

premium for Product B. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions. Product C is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, and $10 for Product A, B and C, respectively, is deducted monthly for the administration of policies and the Account. (Product A policies purchased prior to May 1, 2006, a $5 expense charge is deducted monthly for administration of policies and the Account.) The policy expense charge assessed on Product C is deducted monthly for the first ten policy years.

Product B applies an additional monthly charge of $.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product C applies an additional monthly charge per $1,000 (determined by the Specified Amount and age of the insured) of the Specified Amount or increase in the Specified Amount for the first ten policy years.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 for Product A and B and $10 for Product C) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. A surrender charge is applicable for all full policy surrenders or lapses in the first ten years of the policy or within ten years following an increase in minimum death benefit for Products A and B and applicable for all full policy surrenders or lapses in the first fifteen years of the policy or within fifteen years following an increase in minimum death benefit for Product C. This surrender charge is based on a number of variables as described in the Account’s prospectus.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2021:

Subaccount	Cost of Purchases	Proceeds from Sales

Products A & B:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$59,724	$33,527
American Century VP Inflation Protection Bond Fund	2,611	5,187
American Century VP Mid Cap Value Fund	888	1,155
American Century VP Ultra® Fund	34,223	63,927
American Century VP Value Fund	8,994	31,767

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	6,919	6,581

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	84,922	85,024
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	16,917	8,720
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	15,244	42,598

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	41,097	86,551
Calvert VP Russell 2000® Small Cap Index Portfolio	18,315	9,724
Calvert VP S&P MidCap 400 Index Portfolio	15,466	13,950

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	15,038	8,625
Federated Hermes Managed Volatility Fund II - Primary Shares	36,621	33,086
Federated Hermes Quality Bond Fund II - Primary Shares	92,809	50,732

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	145,032	117,488
Fidelity® VIP Growth & Income Portfolio - Initial Class	30,659	42,025
Fidelity® VIP Growth Portfolio - Initial Class	118,624	50,327
Fidelity® VIP High Income Portfolio - Service Class 2	63,615	35,596
Fidelity® VIP Index 500 Portfolio - Initial Class	33,241	75,597
Fidelity® VIP Mid Cap Portfolio - Service Class 2	115,289	154,664
Fidelity® VIP Overseas Portfolio - Initial Class	24,607	25,904

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$16,547	$21,746
Franklin Mutual Shares VIP Fund - Class 2	16,042	15,642
Franklin Small Cap Value VIP Fund - Class 2	20,094	20,775
Franklin Small-Mid Cap Growth VIP Fund - Class 2	43,839	22,135
Franklin U.S. Government Securities VIP Fund - Class 2	71,413	24,407
Templeton Growth VIP Fund - Class 2	11,510	21,517

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	41,006	51,214
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	9,093	11,158

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	101,836	59,097
T. Rowe Price Equity Income Portfolio	56,415	66,423
T. Rowe Price Mid-Cap Growth Portfolio	43,893	76,630
T. Rowe Price Moderate Allocation Portfolio	84,838	28,720

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	52,600	27,463

Product C:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	$449	$137
Calvert VP NASDAQ-100 Index Portfolio	867	176
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	232	66
Calvert VP S&P MidCap 400 Index Portfolio - Class F	9,841	27,091

Columbia Variable Products, Inc.:
Columbia VP Small Cap Value Fund - Class 2	3,719	28,506

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	116	82

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	333	133
Federated Hermes Managed Volatility Fund II - Primary Shares	33	19
Federated Hermes Quality Bond Fund II - Primary Shares	42,727	6,026

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$24,808	$5,811
Fidelity® VIP Growth Portfolio - Service Class 2	36,455	14,705
Fidelity® VIP High Income Portfolio - Service Class 2	18,821	2,714
Fidelity® VIP Index 500 Portfolio - Service Class 2	937	371
Fidelity® VIP Mid Cap Portfolio - Service Class 2	15,237	16,380
Fidelity® VIP Real Estate Portfolio - Service Class 2	5,922	2,066

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	13,787	19,986
Franklin Small Cap Value VIP Fund - Class 2	825	237
Franklin U.S. Government Securities VIP Fund - Class 2	49,320	5,859
Templeton Global Bond VIP Fund - Class 2	19,101	2,459

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	3,515	2,164

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	22,783	11,476

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2021 and 2020:

	Period Ended December 31,
	2021			2020
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Products A & B:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	282	577	(295)	230	482	(252)
American Century VP Inflation Protection Bond Fund	112	324	(212)	120	32	88
American Century VP Mid Cap Value Fund	23	31	(8)	64	22	42
American Century VP Ultra® Fund	195	1,036	(841)	750	224	526
American Century VP Value Fund	260	1,131	(871)	1,300	745	555

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	93	157	(64)	153	555	(402)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	309	1,592	(1,283)	1,178	3,689	(2,511)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	94	200	(106)	128	883	(755)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	423	1,027	(604)	518	1,749	(1,231)

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	88	1,023	(935)	448	3,375	(2,927)
Calvert VP Russell 2000® Small Cap Index Portfolio	229	177	52	611	2,165	(1,554)
Calvert VP S&P MidCap 400 Index Portfolio	135	220	(85)	127	1,434	(1,307)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	1,705	805	900	14,155	4,324	9,831
Federated Hermes Managed Volatility Fund II - Primary Shares	1,409	1,557	(148)	2,585	9,617	(7,032)
Federated Hermes Quality Bond Fund II - Primary Shares	5,262	3,545	1,717	3,121	7,395	(4,274)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	338	1,721	(1,383)	888	5,638	(4,750)
Fidelity® VIP Growth & Income Portfolio - Initial Class	343	1,090	(747)	371	946	(575)
Fidelity® VIP Growth Portfolio - Initial Class	175	844	(669)	985	558	427
Fidelity® VIP High Income Portfolio - Service Class 2	1,379	1,124	255	1,026	1,199	(173)
Fidelity® VIP Index 500 Portfolio - Initial Class	457	1,523	(1,066)	1,223	2,109	(886)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	286	2,366	(2,080)	660	4,169	(3,509)
Fidelity® VIP Overseas Portfolio - Initial Class	248	802	(554)	415	6,579	(6,164)

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2021			2020
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	436	935	(499)	852	2,900	(2,048)
Franklin Mutual Shares VIP Fund - Class 2	369	498	(129)	1,346	890	456
Franklin Small Cap Value VIP Fund - Class 2	159	342	(183)	725	855	(130)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	219	415	(196)	496	1,393	(897)
Franklin U.S. Government Securities VIP Fund - Class 2	4,133	1,464	2,669	1,255	7,664	(6,409)
Templeton Growth VIP Fund - Class 2	446	926	(480)	443	330	113

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	301	776	(475)	1,013	889	124
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	77	205	(128)	208	245	(37)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	181	811	(630)	247	8,202	(7,955)
T. Rowe Price Equity Income Portfolio	285	1,543	(1,258)	410	4,604	(4,194)
T. Rowe Price Mid-Cap Growth Portfolio	40	686	(646)	433	614	(181)
T. Rowe Price Moderate Allocation Portfolio	487	592	(105)	544	4,856	(4,312)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	873	1,052	(179)	1,724	1,902	(178)

Product C:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	31	14	17	729	25	704
Calvert VP NASDAQ-100 Index Portfolio	14	8	6	430	15	415
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	4	2	2	7	2	5
Calvert VP S&P MidCap 400 Index Portfolio - Class F	277	1,239	(962)	1,008	316	692

Columbia Variable Products, Inc.:
Columbia VP Small Cap Value Fund - Class 2	120	955	(835)	819	286	533

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	5	4	1	6	4	2

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	33	13	20	29	14	15
Federated Hermes Managed Volatility Fund II - Primary Shares	2	1	1	3	2	1
Federated Hermes Quality Bond Fund II - Primary Shares	2,724	423	2,301	608	1,568	(960)

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2021			2020
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	168	140	28	182	697	(515)
Fidelity® VIP Growth Portfolio - Service Class 2	128	288	(160)	154	611	(457)
Fidelity® VIP High Income Portfolio - Service Class 2	748	136	612	393	159	234
Fidelity® VIP Index 500 Portfolio - Service Class 2	17	9	8	209	13	196
Fidelity® VIP Mid Cap Portfolio - Service Class 2	105	484	(379)	542	113	429
Fidelity® VIP Real Estate Portfolio - Service Class 2	193	78	115	293	199	94

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	538	1,115	(577)	1,911	1,088	823
Franklin Small Cap Value VIP Fund - Class 2	14	7	7	250	11	239
Franklin U.S. Government Securities VIP Fund - Class 2	3,310	424	2,886	604	1,586	(982)
Templeton Global Bond VIP Fund - Class 2	1,799	234	1,565	381	470	(89)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	37	70	(33)	135	33	102

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	506	572	(66)	671	651	20

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2021, 2020, 2019, 2018 and 2017, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (A)	Expense Ratio (B)	Total Return (C)

Products A and B:
American Century VP Capital Appreciation Fund:
2021	6,882	$57.73	$397,333	-%	0.90%	10.17%
2020	7,177	52.40	376,121	-	0.90	41.16
2019	7,429	37.12	275,752	-	0.90	34.35
2018	7,489	27.63	206,891	-	0.90	(6.02)
2017	7,565	29.40	222,437	-	0.90	20.69
American Century VP Inflation Protection Bond Fund:
2021	1,589	16.57	26,320	3.32	0.90	5.68
2020	1,801	15.68	28,246	1.64	0.90	8.81
2019	1,713	14.41	24,687	2.59	0.90	8.18
2018	1,618	13.32	21,544	3.13	0.90	(3.41)
2017	1,515	13.79	20,896	2.91	0.90	2.99
American Century VP Mid Cap Value Fund:
2021	231	36.87	8,535	1.16	0.90	22.09
2020	239	30.20	7,228	1.89	0.90	0.30
2019	197	30.11	5,935	2.05	0.90	28.02
2018	195	23.52	4,575	1.41	0.90	(13.62)
2017	198	27.23	5,396	1.55	0.90	10.69
American Century VP Ultra® Fund:
2021	5,760	64.09	369,165	-	0.90	22.08
2020	6,601	52.50	346,594	-	0.90	48.51
2019	6,075	35.35	214,792	-	0.90	33.35
2018	5,779	26.51	153,165	0.25	0.90	(0.11)
2017	5,845	26.54	155,140	0.36	0.90	31.06
American Century VP Value Fund:
2021	5,344	28.09	150,122	1.73	0.90	23.42
2020	6,215	22.76	141,474	2.44	0.90	0.04
2019	5,660	22.75	128,746	2.12	0.90	25.90
2018	5,798	18.07	104,757	1.64	0.90	(9.97)
2017	6,775	20.07	135,964	1.65	0.90	7.79
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2021	3,831	39.58	151,651	0.60	0.90	25.53
2020	3,895	31.53	122,811	0.94	0.90	22.78
2019	4,297	25.68	110,369	1.26	0.90	32.78
2018	5,222	19.34	100,987	1.50	0.90	(5.47)
2017	5,333	20.46	109,133	0.93	0.90	13.98

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (A)	Expense Ratio (B)	Total Return (C)

BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2021	14,267	$53.98	$770,197	0.43%	0.90%	26.00%
2020	15,550	42.84	666,273	0.78	0.90	22.58
2019	18,061	34.95	631,274	1.16	0.90	34.89
2018	19,728	25.91	511,191	1.24	0.90	(7.70)
2017	22,314	28.07	626,372	1.34	0.90	26.21
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2021	5,611	39.58	222,068	0.48	0.90	24.50
2020	5,717	31.79	181,731	0.77	0.90	23.50
2019	6,472	25.74	166,554	1.07	0.90	28.00
2018	6,705	20.11	134,844	0.80	0.90	(5.54)
2017	7,454	21.29	158,691	0.74	0.90	18.67
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2021	13,659	39.42	538,450	0.11	0.90	15.43
2020	14,263	34.15	487,117	0.66	0.90	18.82
2019	15,494	28.74	445,365	-	0.90	20.65
2018	16,377	23.82	390,015	-	0.90	(19.80)
2017	17,411	29.70	517,095	-	0.90	23.60
Calvert VP NASDAQ-100 Index Portfolio:
2021	7,433	90.89	675,550	0.27	0.90	25.75
2020	8,368	72.28	604,835	0.41	0.90	46.91
2019	11,295	49.20	555,758	0.53	0.90	37.55
2018	12,077	35.77	432,034	0.55	0.90	(1.38)
2017	13,111	36.27	475,487	0.49	0.90	31.22
Calvert VP Russell 2000® Small Cap Index Portfolio:
2021	4,512	48.90	220,644	0.76	0.90	13.51
2020	4,460	43.08	192,175	0.92	0.90	18.55
2019	6,014	36.34	218,531	0.93	0.90	23.98
2018	6,010	29.31	176,152	1.07	0.90	(12.03)
2017	6,350	33.32	211,578	0.77	0.90	13.37
Calvert VP S&P MidCap 400 Index Portfolio:
2021	3,785	61.27	231,900	0.85	0.90	23.30
2020	3,870	49.69	192,287	1.23	0.90	12.29
2019	5,177	44.25	229,048	1.17	0.90	24.72
2018	5,316	35.48	188,603	1.15	0.90	(12.13)
2017	5,599	40.38	226,075	0.71	0.90	14.88
Federated Hermes Government Money Fund II - Service Shares:
2021	25,323	9.42	238,504	-	0.90	(0.84)
2020	24,423	9.50	232,091	0.14	0.90	(0.73)
2019	14,592	9.57	139,639	1.64	0.90	0.74
2018	15,491	9.50	147,158	1.24	0.90	0.32
2017	17,071	9.47	161,606	0.31	0.90	(0.53)

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (A)	Expense Ratio (B)	Total Return (C)

Federated Hermes Managed Volatility Fund II - Primary Shares:
2021	38,989	$20.24	$789,294	1.75%	0.90%	17.40%
2020	39,137	17.24	674,552	2.79	0.90	0.06
2019	46,169	17.23	795,519	2.08	0.90	19.16
2018	47,781	14.46	690,936	2.06	0.90	(9.28)
2017	23,152	15.94	368,999	3.91	0.90	17.12
Federated Hermes Quality Bond Fund II - Primary Shares:
2021	63,716	12.91	822,868	2.43	0.90	(2.34)
2020	61,999	13.22	819,344	2.77	0.90	7.22
2019	66,273	12.33	817,367	2.92	0.90	8.44
2018	68,995	11.37	784,498	3.05	0.90	(1.47)
2017	73,617	11.54	849,666	3.30	0.90	3.13
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2021	14,503	74.22	1,076,382	0.06	0.90	26.70
2020	15,886	58.58	930,603	0.26	0.90	29.40
2019	20,636	45.27	934,231	0.46	0.90	30.42
2018	21,524	34.71	747,207	0.70	0.90	(7.24)
2017	23,548	37.42	881,064	1.00	0.90	20.83
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2021	6,771	40.19	272,141	2.43	0.90	24.81
2020	7,518	32.20	242,060	2.14	0.90	6.87
2019	8,093	30.13	243,794	3.54	0.90	28.93
2018	8,079	23.37	188,830	0.35	0.90	(9.80)
2017	9,166	25.91	237,512	1.24	0.90	15.88
Fidelity® VIP Growth Portfolio - Initial Class:
2021	9,232	60.80	561,301	-	0.90	22.11
2020	9,901	49.79	492,960	0.07	0.90	42.62
2019	9,474	34.91	330,768	0.27	0.90	33.09
2018	9,563	26.23	250,813	0.24	0.90	(1.06)
2017	10,538	26.51	279,355	0.22	0.90	33.96
Fidelity® VIP High Income Portfolio - Service Class 2:
2021	15,423	30.20	465,762	5.36	0.90	3.35
2020	15,168	29.22	443,175	5.04	0.90	1.53
2019	15,341	28.78	441,558	5.13	0.90	13.75
2018	15,611	25.30	395,026	5.54	0.90	(4.49)
2017	16,834	26.49	446,013	5.21	0.90	5.96
Fidelity® VIP Index 500 Portfolio - Initial Class:
2021	16,568	51.06	845,897	1.23	0.90	27.43
2020	17,634	40.07	706,548	1.75	0.90	17.20
2019	18,520	34.19	633,227	2.00	0.90	30.20
2018	18,823	26.26	494,381	1.86	0.90	(5.37)
2017	19,277	27.75	534,922	1.82	0.90	20.65

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (A)	Expense Ratio (B)	Total Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2021	8,762	$69.06	$605,076	0.35%	0.90%	24.21%
2020	10,842	55.60	602,849	0.41	0.90	16.81
2019	14,351	47.60	683,146	0.67	0.90	22.08
2018	15,210	38.99	593,103	0.40	0.90	(15.55)
2017	16,264	46.17	750,882	0.49	0.90	19.49
Fidelity® VIP Overseas Portfolio - Initial Class:
2021	6,896	33.34	229,891	0.53	0.90	18.65
2020	7,450	28.10	209,345	0.39	0.90	14.60
2019	13,614	24.52	333,877	1.75	0.90	26.59
2018	13,628	19.37	263,922	1.58	0.90	(15.56)
2017	13,714	22.94	314,591	1.46	0.90	29.17
Franklin Global Real Estate VIP Fund - Class 2:
2021	10,581	25.02	264,787	0.89	0.90	25.67
2020	11,080	19.91	220,656	3.11	0.90	(6.26)
2019	13,128	21.24	278,812	2.63	0.90	21.30
2018	14,731	17.51	257,949	2.68	0.90	(7.60)
2017	15,926	18.95	301,844	3.06	0.90	9.47
Franklin Mutual Shares VIP Fund - Class 2:
2021	7,417	29.77	220,834	2.93	0.90	18.09
2020	7,546	25.21	190,226	2.95	0.90	(5.90)
2019	7,090	26.79	189,907	1.87	0.90	21.50
2018	7,322	22.05	161,456	2.37	0.90	(9.89)
2017	8,205	24.47	200,757	2.23	0.90	7.37
Franklin Small Cap Value VIP Fund - Class 2:
2021	6,465	55.33	357,761	1.00	0.90	24.25
2020	6,648	44.53	296,054	1.48	0.90	4.24
2019	6,778	42.72	289,558	1.06	0.90	25.21
2018	7,447	34.12	254,040	0.90	0.90	(13.64)
2017	8,005	39.51	316,309	0.50	0.90	9.66
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2021	5,655	51.76	292,713	-	0.90	9.04
2020	5,851	47.47	277,804	-	0.90	53.67
2019	6,748	30.89	208,423	-	0.90	30.28
2018	7,851	23.71	186,162	-	0.90	(6.21)
2017	8,512	25.28	215,224	-	0.90	20.32
Franklin U.S. Government Securities VIP Fund - Class 2:
2021	23,841	15.22	362,792	2.52	0.90	(2.69)
2020	21,172	15.64	331,133	3.32	0.90	2.89
2019	27,581	15.20	419,195	2.88	0.90	4.32
2018	27,678	14.57	403,364	2.75	0.90	(0.61)
2017	28,267	14.66	414,276	2.65	0.90	0.48

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (A)	Expense Ratio (B)	Total Return (C)

Templeton Growth VIP Fund - Class 2:
2021	7,448	$22.55	$167,976	1.10%	0.90%	3.92%
2020	7,928	21.70	172,031	2.96	0.90	4.88
2019	7,815	20.69	161,735	2.74	0.90	14.12
2018	7,740	18.13	140,347	1.97	0.90	(15.64)
2017	7,754	21.49	166,625	1.55	0.90	17.50
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1:
2021	6,751	65.51	442,275	0.88	0.90	28.73
2020	7,226	50.89	367,757	1.48	0.90	(0.53)
2019	7,102	51.16	363,368	1.58	0.90	25.64
2018	7,323	40.72	298,218	0.97	0.90	(12.64)
2017	8,034	46.61	374,474	0.79	0.90	12.75
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1:
2021	3,867	51.40	198,765	0.51	0.90	20.29
2020	3,995	42.73	170,690	0.96	0.90	12.68
2019	4,032	37.92	152,922	0.41	0.90	23.44
2018	4,202	30.72	129,051	0.38	0.90	(12.70)
2017	4,334	35.19	152,539	0.32	0.90	14.22
T. Rowe Price All-Cap Opportunities Portfolio:
2021	6,647	73.18	486,425	-	0.90	19.71
2020	7,277	61.13	444,816	-	0.90	43.09
2019	15,232	42.72	650,705	0.41	0.90	33.75
2018	16,001	31.94	511,156	0.15	0.90	0.25
2017	17,138	31.86	546,096	0.10	0.90	33.25
T. Rowe Price Equity Income Portfolio:
2021	11,682	43.44	507,472	1.58	0.90	24.43
2020	12,940	34.91	451,758	2.31	0.90	0.29
2019	17,134	34.81	596,531	2.30	0.90	25.26
2018	18,040	27.79	501,359	2.02	0.90	(10.33)
2017	18,417	30.99	570,686	1.72	0.90	14.99
T. Rowe Price Mid-Cap Growth Portfolio:
2021	3,205	111.61	357,746	-	0.90	13.82
2020	3,851	98.06	377,621	-	0.90	22.70
2019	4,032	79.92	322,239	0.14	0.90	30.12
2018	4,115	61.42	252,737	-	0.90	(2.91)
2017	4,265	63.26	269,812	-	0.90	23.68
T. Rowe Price Moderate Allocation Portfolio:
2021	14,723	43.96	647,278	0.98	0.90	9.08
2020	14,828	40.30	597,633	1.37	0.90	13.52
2019	19,140	35.50	679,566	1.96	0.90	18.73
2018	19,640	29.90	587,272	1.78	0.90	(5.95)
2017	20,797	31.79	661,064	1.51	0.90	16.40

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (A)	Expense Ratio (B)	Total Return (C)

T. Rowe Price International Stock Portfolio:
2021	19,679	$22.94	$451,436	0.59%	0.90%	0.44%
2020	19,858	22.84	453,651	0.59	0.90	13.41
2019	20,036	20.14	403,530	2.44	0.90	26.67
2018	19,997	15.90	318,037	1.32	0.90	(15.02)
2017	22,411	18.71	419,222	1.07	0.90	26.76

Product C:
Calvert VP EAFE International Index Portfolio - Class F:
2021	721	$10.37	$7,477	1.80%	-%	10.67%
2020	704	9.37	6,591	3.46	-	7.09
2019	-	-	-	-	-	-
2018	-	-	-	-	-	-
2017	-	-	-	-	-	-
Calvert VP NASDAQ-100 Index Portfolio:
2021	421	25.12	10,586	0.28	-	26.87
2020	415	19.80	8,218	0.47	-	34.60
2019	-	-	-	-	-	-
2018	-	-	-	-	-	-
2017	-	-	-	-	-	-
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F:
2021	67	35.32	2,374	0.78	-	14.30
2020	65	30.90	2,003	1.14	-	19.40
2019	60	25.88	1,560	0.93	-	24.78
2018	56	20.74	1,160	1.06	-	(11.48)
2017	53	23.43	1,248	0.80	-	14.13
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2021	5,006	22.71	113,693	0.80	-	24.17
2020	5,968	18.29	109,149	1.30	-	13.11
2019	5,276	16.17	85,330	1.19	-	25.54
2018	5,202	12.88	67,005	1.13	-	(11.54)
2017	5,687	14.56	82,834	1.08	-	10.05
Columbia VP Small Cap Value Fund - Class 2:
2021	2,086	29.62	61,791	0.45	-	28.78
2020	2,921	23.00	67,171	0.36	-	8.59
2019	2,388	21.18	50,576	0.28	-	21.03
2018	2,184	17.50	38,224	0.17	-	(18.19)
2017	2,396	21.39	51,252	0.31	-	14.02
DWS International Growth VIP - Class A:
2021	36	23.49	849	0.37	-	8.10
2020	35	21.73	765	1.45	-	22.70
2019	33	17.71	591	1.16	-	31.19
2018	31	13.50	418	1.05	-	(16.67)
2017	30	16.20	481	0.46	-	25.48

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (A)	Expense Ratio (B)	Total Return (C)

Federated Hermes Government Money Fund II - Service Shares:
2021	183	$10.34	$1,890	-%	-%	-%
2020	163	10.34	1,690	0.25	-	0.19
2019	148	10.32	1,527	1.65	-	1.67
2018	130	10.15	1,318	1.30	-	1.20
2017	109	10.03	1,091	0.40	-	0.30
Federated Hermes Managed Volatility Fund II - Primary Shares:
2021	14	14.30	204	1.63	-	18.57
2020	13	12.06	162	2.76	-	0.92
2019	12	11.95	147	2.32	-	20.22
2018	11	9.94	110	-	-	(8.81)
2017	-	-	-	-	-	-
Federated Hermes Quality Bond Fund II - Primary Shares:
2021	10,498	14.18	148,889	2.13	-	(1.39)
2020	8,197	14.38	117,908	2.79	-	8.12
2019	9,157	13.30	121,816	2.89	-	9.38
2018	9,114	12.16	110,793	2.96	-	(0.57)
2017	9,036	12.23	110,493	2.98	-	4.09
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2021	3,283	47.33	155,399	0.03	-	27.51
2020	3,255	37.12	120,837	0.08	-	30.25
2019	3,770	28.50	107,457	0.22	-	31.28
2018	3,875	21.71	84,138	0.43	-	(6.66)
2017	4,263	23.26	99,143	0.79	-	21.59
Fidelity® VIP Growth Portfolio - Service Class 2:
2021	2,617	57.42	150,245	-	-	22.90
2020	2,777	46.72	129,717	0.04	-	43.53
2019	3,234	32.55	105,249	0.05	-	34.01
2018	3,426	24.29	83,235	0.04	-	(0.45)
2017	4,061	24.40	99,075	0.08	-	34.81
Fidelity® VIP High Income Portfolio - Service Class 2:
2021	3,820	20.39	77,898	5.49	-	4.30
2020	3,208	19.55	62,720	5.10	-	2.41
2019	2,974	19.09	56,765	5.20	-	14.79
2018	2,980	16.63	49,566	5.56	-	(3.65)
2017	3,006	17.26	51,887	5.38	-	6.94
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2021	337	47.70	16,066	1.06	-	28.19
2020	329	37.21	12,258	1.51	-	17.90
2019	133	31.56	4,198	1.82	-	31.06
2018	127	24.08	3,061	1.59	-	(4.75)
2017	123	25.28	3,112	1.61	-	21.42

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (A)	Expense Ratio (B)	Total Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2021	2,038	$36.15	$73,695	0.35%	-%	25.30%
2020	2,417	28.85	69,750	0.40	-	17.85
2019	1,988	24.48	48,657	0.69	-	23.20
2018	1,861	19.87	36,990	0.40	-	(14.79)
2017	2,048	23.32	47,755	0.50	-	20.52
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2021	1,958	31.06	60,821	0.98	-	38.66
2020	1,843	22.40	41,280	2.00	-	(6.78)
2019	1,749	24.03	42,033	1.52	-	22.92
2018	1,864	19.55	36,438	2.63	-	(6.46)
2017	1,821	20.90	38,049	1.63	-	3.77
Franklin Mutual Shares VIP Fund - Class 2:
2021	8,583	18.27	156,847	2.86	-	19.18
2020	9,160	15.33	140,462	3.01	-	(5.08)
2019	8,337	16.15	134,630	1.89	-	22.53
2018	8,223	13.18	108,343	2.44	-	(9.04)
2017	8,359	14.49	121,118	2.24	-	8.38
Franklin Small Cap Value VIP Fund - Class 2:
2021	300	34.75	10,428	1.01	-	25.36
2020	293	27.72	8,129	1.65	-	5.20
2019	54	26.35	1,420	1.04	-	26.32
2018	51	20.86	1,068	0.91	-	(12.87)
2017	50	23.94	1,193	0.55	-	10.63
Franklin U.S. Government Securities VIP Fund - Class 2:
2021	10,763	13.71	147,520	2.65	-	(1.79)
2020	7,877	13.96	109,963	3.32	-	3.79
2019	8,859	13.45	119,109	2.84	-	5.24
2018	8,698	12.78	111,135	2.80	-	0.39
2017	8,549	12.73	108,867	2.68	-	1.27
Templeton Global Bond VIP Fund - Class 2:
2021	5,521	10.31	56,904	-	-	(4.98)
2020	3,956	10.85	42,910	8.50	-	(5.24)
2019	4,045	11.45	46,324	6.98	-	1.96
2018	3,965	11.23	44,514	-	-	2.00
2017	3,954	11.01	43,548	-	-	1.85
T. Rowe Price Equity Income Portfolio:
2021	885	32.38	28,645	1.57	-	25.55
2020	918	25.79	23,663	2.40	-	1.18
2019	816	25.49	20,807	2.33	-	26.38
2018	820	20.17	16,526	2.04	-	(9.47)
2017	794	22.28	17,698	1.75	-	15.98

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value	Net Assets	Income Ratio (A)	Expense Ratio (B)	Total Return (C)

T. Rowe Price International Stock Portfolio:
2021	9,079	$19.29	$175,110	0.59%	-%	1.31%
2020	9,145	19.04	174,083	0.60	-	14.49
2019	9,125	16.63	151,767	2.52	-	27.73
2018	8,629	13.02	112,321	1.32	-	(14.17)
2017	9,232	15.17	140,066	1.13	-	27.91

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. For subaccounts that contained net assets for a period less than the entire reporting period presented, average net assets have been calculated using only the period in which the subaccount contained net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that contained net assets for a period less than the entire reporting period presented, total return has been calculated using only the period in which the subaccount contained net assets and has not been annualized.

EQUITRUST LIFE INSURANCE COMPANY

Statutory Financial Statements and Supplemental Schedules

December 31, 2021 and 2020

(With Independent Auditors’ Report Thereon)

EQUITRUST LIFE INSURANCE COMPANY

December 31, 2021 and 2020

Table of Contents

Page(s)
Independent Auditors’ Report	1–3
Statutory Financial Statements:
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	4
Statutory Statements of Operations	5
Statutory Statements of Changes in Capital and Surplus	6
Statutory Statements of Cash Flow	7–8
Notes to the Statutory Financial Statements	9–65
Supplemental Schedules
Supplemental Schedule of Assets and Liabilities	66–68
Supplemental Summary Investment Schedule	69
Supplemental Investment Risk Interrogatories	70–74
Reinsurance Risk Interrogatories	75–77

KPMG LLP

Aon Center

Suite 5500

200 E. Randolph Street

Chicago, IL 60601-6436

Independent Auditors’ Report

The Audit Committee of the Board of Directors
EquiTrust Life Insurance Company:

Opinions

We have audited the financial statements of EquiTrust Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the statutory financial statements.

Qualified Opinion on Statutory Basis of Accounting

In our opinion, except for the effects of the matter described in the Basis for Qualified Opinion on Statutory Basis of Accounting on the 2020 Financial Statements section of our report, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flow for the years then ended in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Notes 2(a) to 2(n).

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Qualified Opinion on Statutory Basis of Accounting on the 2020 Financial Statements

As more fully disclosed in Note 2(o) to the financial statements, in 2021 the Company determined there was an error in the calculation of investment limitations under Illinois statutes used to determine non-admitted investments and changes therein as of and for the year ended December 31, 2020.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion on the 2021 financial statements and for our qualified audit opinion on the 2020 financial statements.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 2(a) to 2(n) to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Notes 2(a) to 2(n) and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplemental schedule of assets and liabilities, supplemental summary investment schedule, supplemental investment risk interrogatories, and reinsurance risk interrogatories is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Illinois Department of Insurance. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to

2

prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Chicago, Illinois
May 27, 2022

3

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

Admitted Assets	2021	2020
Bonds	$17,154,868	16,192,108
Preferred stock	307,260	220,734
Common stock, at fair value (cost of $274,063 in 2021 and cost of $245,863 in 2020)	284,312	242,704
Mortgage loans	3,172,021	1,884,324
Cash, cash equivalents and short-term investments	1,228,770	1,399,404
Contract loans	8,204	9,110
Derivative instruments	63,834	5,212
Other invested assets	1,589,578	1,481,145
Receivables for securities	265,224	145,745
Total cash and invested assets	24,074,071	21,580,486
Investment income due and accrued	353,458	272,606
Amounts recoverable under reinsurance agreements	28,795	36,031
Assumed coinsurance funds withheld	261,791	256,288
Current federal income tax receivable	3,234	50,082
Receivables from parent, subsidiaries and affiliates	631	105,431
Other admitted assets	7,887	408
Assets held in separate accounts	758,229	734,010
Total admitted assets	$25,488,096	23,035,342
Liabilities, Capital and Surplus
Liabilities:
Life and annuity policy reserves	$15,318,002	14,498,526
Liability for deposit-type contracts	5,062,899	3,857,136
Policy and contract claims	100,943	102,357
Interest maintenance reserve	130,616	83,677
Amount payable under reinsurance agreements	8,943	3,341
Commissions to agents due and accrued	27,946	3,019
Deferred income tax liability	8,630	22,894
Payable to affiliates	303,043	155,096
Ceded coinsurance funds withheld	1,846,217	1,903,744
Payable for securities	9,806	36,707
Asset valuation reserve	244,828	222,229
Other liabilities	36,204	49,713
Liabilities related to separate accounts	758,229	734,010
Total liabilities	23,856,306	21,672,449
Capital and surplus:
Common stock, par value $1,500 per share – authorized 2,500 shares; issued and outstanding 2,000 shares	3,000	3,000
Additional paid-in capital	784,667	784,667
Unassigned funds	844,123	575,226
Total capital and surplus	1,631,790	1,362,893
Total liabilities, capital and surplus	$25,488,096	23,035,342

See accompanying notes to financial statements.

4

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2021 and 2020

(In thousands of dollars)

	2021	2020
Revenues:
Premiums and other considerations:
Life and annuity premiums	$1,578,674	1,923,851
Supplementary contracts with life contingencies	1,592	1,644
Net investment income	1,208,385	893,311
Commissions and expense allowances on reinsurance ceded	56,770	59,454
Interest and adjustments on policy or deposit-type contract funds	(72,678)	(21,017)
Other income	3,606	30
Total revenues	2,776,349	2,857,273
Benefits and expenses:
Benefits paid or provided for:
Death benefits	27,687	24,095
Annuity benefits	362,997	367,054
Surrender benefits	877,237	853,512
Other benefits	1,488	1,356
Increase in policy reserves	873,199	1,045,734
Total benefits paid or provided for	2,142,608	2,291,751
Commissions	153,377	233,411
Commissions and expense allowances on reinsurance assumed	2,399	2,441
General expenses	58,727	51,512
Insurance taxes, licenses and fees	8,724	4,701
Total benefits and expenses	2,365,835	2,583,816
Gain from operations before federal income taxes and net realized capital losses	410,514	273,457
Federal income tax expense (benefit)	132,037	59,716
Gain from operations before net realized capital losses	278,477	213,741
Net realized capital gains (losses), less capital gains tax (benefit) of ($9,535) in 2021 and ($2,802) in 2020 and amounts transferred to (from) the interest maintenance reserve of $16,486 in 2021 and $5,821 in 2020	(35,869)	(10,543)
Net income	$242,608	203,198

See accompanying notes to financial statements.

5

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2021 and 2020

(In thousands of dollars)

	Common stock	Additional paid-in capital	Unassigned funds	Total capital and surplus
Balances at December 31, 2019	$3,000	784,667	398,365	1,186,032

Net income for 2020	—	—	203,198	203,198
Change in net unrealized capital gains (losses) on investments	—	—	6,049	6,049
Change in deferred income taxes	—	—	1,068	1,068
Change in nonadmitted assets	—	—	3,578	3,578
Change in asset valuation reserve	—	—	(37,032)	(37,032)
Balances at December 31, 2020	3,000	784,667	575,226	1,362,893

Correction of an error (note 2(o))			(300,649)	(300,649)
Net income for 2021	—	—	242,608	242,608
Change in net unrealized capital gains (losses) on investments	—	—	30,591	30,591
Change in deferred income taxes	—	—	(62,319)	(62,319)
Change in nonadmitted assets	—	—	381,264	381,264
Change in asset valuation reserve	—	—	(22,598)	(22,598)
Balances at December 31, 2021	$3,000	784,667	844,123	1,631,790

See accompanying notes to financial statements.

6

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2021 and 2020

(In thousands of dollars)

	2021	2020
Cash flow from operating activities:
Premiums and other considerations received, net of reinsurance paid	$1,580,266	1,925,495
Net investment income received	1,116,638	858,290
Funds held by reinsurers and miscellaneous income (loss)	62,109	56,346
	2,759,013	2,840,131
Benefits paid	(185,863)	(317,329)
Commissions, expenses paid and aggregate write-ins for deductions	(194,331)	(294,354)
Federal income taxes received (paid)	(92,139)	(59,599)
Net cash provided by operations	2,286,680	2,168,849
Cash flow from investing activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	5,913,830	3,495,718
Stocks	61,073	71,995
Mortgage loans	512,409	225,844
Real estate	—	3,748
Other invested assets	117,578	187,375
Derivatives and miscellaneous proceeds	30,677	(14,311)
Total proceeds from sales, maturities or repayments of investments	6,635,567	3,970,369
Cost of investments acquired:
Bonds	(6,865,112)	(6,247,517)
Stocks	(205,647)	(340,461)
Mortgage loans	(1,830,010)	(994,824)
Real estate	—	(154)
Other invested assets	(169,055)	(201,269)
Miscellaneous applications	(175,803)	(91,548)
Total cost of investments acquired	(9,245,627)	(7,875,773)
Net (increase) decrease in contract loans	906	2,664
Net cash provided by (used in) investment activities	(2,609,154)	(3,902,740)
Cash flow from financing and miscellaneous activities:
Other cash provided (used):
Dividends to stockholders	—	—
Funds held under coinsurance	(57,527)	(71,362)
Paid in surplus	—	—
Changes in receivable from subsidiary	(139,445)	(57,971)
Company owned life insurance	—	—
Other sources, net	348,812	52,547
Net cash used in financing and miscellaneous activities	151,840	(76,786)
Net increase (decrease) in cash, cash equivalents and short-term investments	(170,634)	(1,810,677)
Cash, cash equivalents and short-term investments:
Beginning of year	1,399,404	3,210,081
End of year	$1,228,770	1,399,404

7

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2021 and 2020

(In thousands of dollars)

	2021	2020
Supplemental disclosures of noncash transactions:
Interest capitalization on bonds	2,810	5,075
Tax free exchanges-bonds	238,059	771,247
Taxable exchanges-bonds	(26,353)	(4,442)
Tax free exchanges-stocks	18,975	—
Tax free exchanges-other invested assets	88,110	—
Transfer of securities from affiliate	29,157	—

See accompanying notes to financial statements.

8

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(1)    Organization

EquiTrust Life Insurance Company (EquiTrust or the Company) operates in the life insurance industry, distributing individual annuity and life products through independent insurance marketing organizations and broker dealers. The Company is domiciled in Illinois and licensed to do business in forty-nine states and the District of Columbia. The Company has a closed block of annuity business that was assumed through a coinsurance agreement. The Company also has executed reinsurance treaties with former affiliated and nonaffiliated companies, to both assume and cede blocks of annuity business (see note 9).

On June 23, 2015, June Bug Insurance Holdings, LLC became the majority controlling shareholder of the Company. Mr. Earvin Johnson is the sole owner of June Bug Lifetime Trust, which owns 100% of the common membership interests in June Bug Insurance Holdings, LLC. June Bug Insurance Holdings, LLC owns a controlling interest in EquiTrust Investor Holdings, LLC, the 100% owner of the Company through wholly owned subsidiaries.

(2)    Summary of Significant Accounting Policies

(a)     Basis of Presentation

The accompanying financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the Illinois Department of Insurance, a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (GAAP). The Illinois Department of Insurance requires insurance companies domiciled in the state of Illinois to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). At December 31, 2021 and 2020, the Company had no permitted or prescribed practices, other than NAIC SAP and prescribed practices referred to in Note 2(o).

The Financial Accounting Standards Board promulgates the accounting principles for financial statements that are prepared in conformity with U.S. GAAP (GAAP) with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The primary differences between GAAP and NAIC SAP, although not reasonably determinable are presumed to be material and pervasive and are summarized as follows:

Under GAAP:

•	The Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR) are eliminated as investments with unrealized gains and losses reported directly in equity and the realized gains and losses reported in income;

•	Certain assets designated under NAIC SAP as “nonadmitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Certain policy acquisition costs and deferred sales inducements are deferred and amortized rather than being charged to operations as incurred;

9

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

•	Policy and contract reserves for traditional life insurance are based on best estimates of expected mortality, morbidity, persistency and interest, including provision for the risk of adverse deviation, with original assumptions continuing to be used in subsequent accounting periods to determine changes in the liability for future policy benefits unless a premium deficiency exists rather than being based on prescribed statutory methodologies;

•	Policy reserves on universal life and certain investment products are reported at account value, including additional liabilities for certain guaranteed benefits such as lifetime income benefit riders valued using actuarial assumptions for GAAP, rather than using prescribed statutory methodologies under NAIC SAP;

•	Insurance contracts that contain an embedded derivative, including fixed index annuities, are bifurcated from the host contract and accounted for separately at fair value while the host is accreted to the estimated future minimum guarantee value using the effective interest method. Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated and are accounted for as part of the host contract;

•	Investments in wholly-owned insurance subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity of a non-insurance subsidiary or statutory surplus of a domestic insurance subsidiary;

•	Bonds designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost, with unrealized gains and losses reported in equity and income, respectively;

•	Equity securities are reported at fair value for GAAP with any changes reported in earnings, rather than unrealized gains and losses reported in capital and surplus.

•	Surplus notes designated as available for sale are reported at fair value for GAAP with unrealized gains and losses reported in equity whereas surplus notes rated by an NAIC Credit Rating Provider (CRP) with a designation equivalent of NAIC 1 or NAIC 2 shall be reported at amortized cost and those with an NAIC designation equivalent of NAIC 3 to NAIC 6 shall be reported at the lesser of amortized cost or fair value;

•	Preferred stock designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost for redeemable preferred stocks designated highest-quality to medium-quality (NAIC designations RP1 to RP3 and P1 to P3) or the lower of amortized cost or fair value for redeemable preferred stocks that are designated low quality to in or near default (NAIC designations RP4 to RP6 and P4 to P6, respectively);

•	Under GAAP, money market mutual funds are classified as short term investments and as cash equivalents for NAIC SAP;

10

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

•	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for NAIC SAP. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for NAIC SAP;

•	The statements of cash flow reconcile to changes in cash and cash equivalents with original maturities of three months or less. Under NAIC SAP, the statements of cash flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. A reconciliation of net income to net cash providing by operating activities is not required;

•	Premiums, benefits and reserve changes for deposit-type and investment contracts are not included in revenue or benefits in the statement of operations; and,

•	Generally, changes in deferred taxes are reported as a component of net income under GAAP. Under NAIC SAP, a net deferred tax asset (“DTA”), for the tax effect of timing differences between book and tax assets and liabilities, is only reported as an admitted asset to the extent that it is realizable within three years and represents less than 15% of capital and surplus (adjusted to exclude any net DTAs, electronic data processing (“EDP”) equipment and operating system software and any net positive goodwill), subject to limits set by Statement of Statutory Accounting Principles (“SSAP”) No. 101. The change in net deferred tax asset is recorded directly to surplus.

(b)     Risks and Uncertainties

Financial Statements – The preparation of the Company’s statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those statements.

Investments – The Company is exposed to risks that issuers of securities owned by the Company will default or that interest rates will change and cause a decrease in the value of its investments. Management attempts to mitigate these risks by investing in high-grade securities and loans and by matching maturities of its investments with the anticipated payouts of its liabilities.

Other – As a result of the spread of the COVID-19 coronavirus, economic uncertainties have arisen which may have an impact on the Company's capital position. As the economic uncertainties are ongoing, the potential impact continues to vary and is unknown at this time. The Company has implemented business continuity plans that were already in place to ensure the availability of services for our customers, work at home capabilities for our staff, where appropriate, and other ongoing risk management activities related to the current ongoing market stress.

11

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(c)      Investments

All securities are accounted for as of the date the investments are purchased or sold (trade date).

Bonds

The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments when not otherwise evaluated by an independent CRP and issues related credit ratings. Bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost, less any valuation impairment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The effective interest method is used to amortize any purchase premium or discount.

Included within bonds are loan-backed and structured securities. The carrying value of most residential mortgage-backed securities and commercial mortgage-backed securities is determined based on the results of financial modeling performed by a third party, including estimates of future prepayments that are obtained from independent sources. Certain other loan-backed and structured securities are subject to a two-step rating process developed by the SVO for determining carrying value. The carrying value of loan-backed and structured securities in default that are other than temporarily impaired is based upon estimated cash flows discounted at the current effective yield when the intent and ability exists to hold the security until recovery of that value, otherwise such securities are carried at the lower of amortized cost or fair value.

Prepayment assumptions are updated at least quarterly, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

Preferred Stocks

Redeemable preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6. Redeemable preferred stocks with an NAIC rating designation of 4, 5, or 6 are stated at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Redeemable preferred stock must be redeemed by the issuing enterprise or is redeemable at the option of the reporting entity. Perpetual preferred stock has no redemption or sinking fund features or redeemable at the option of the issuer.

Common Stocks

Unaffiliated common stocks are stated at fair value, with changes in unrealized gains or losses credited or charged directly to unassigned surplus, net of tax. Affiliated common stocks are carried at underlying audited U.S. GAAP equity.

Mortgage Loans

Mortgage loans are stated at amortized cost, net of valuation allowances. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of

12

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value through surplus. Changes in valuation reserves for temporary impairments on mortgages are included in net unrealized capital gains/losses on investments in surplus. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized capital loss and any temporary valuation allowance is reversed. The Company recorded mortgage valuation allowances of $5,868 and $0 at December 31, 2021 and 2020, respectively.

Real Estate

Properties held for sale are stated at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is computed on a straight-line basis for all real estate holdings. There were no encumbrances as of December 31, 2021 or 2020.

Cash, Cash Equivalents and Short-Term Investments

Cash constitutes a medium of exchange that a bank or other similar financial institution will accept for deposit and allow an immediate credit to the depositor’s account. Also classified as cash for financial statement purposes, although not falling within the above definition of cash, are savings accounts and certificates of deposits or other similar financial instruments with maturity dates within one year or less from the acquisition date.

Cash equivalents are highly liquid, short-term investments with original maturities of three months or less that are both readily convertible to known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates and are typically reported at amortized cost. Money market mutual funds that are registered under the Investment Company Act of 1940 are reported as cash equivalents and carried at fair value or net asset value as a practical expedient. Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the effective interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans

Contract loans are secured by the cash surrender value or collateral assignment of the related policy or contract and are stated at outstanding principal balances inclusive of any unpaid accrued interest more than 90 days past due. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Unpaid interest is capitalized on the policy or contract anniversary date.

Derivative Instruments

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. The Company also uses equity index options to hedge against certain equity indexed policyholder liabilities. Currency swaps, currency

13

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

forwards and equity index options are marked to fair value. Changes in fair value are recorded as unrealized gains and losses within surplus.

Other Invested Assets

Other invested assets are primarily comprised of investments in limited liability companies, surplus notes, limited partnerships, residual tranches of collateralized lending obligations, and collateral loans. Investments in limited liability companies and limited partnerships are stated based on the underlying GAAP audited equity of the investee. Surplus notes rated NAIC 1 or NAIC 2 by an NAIC CRP are carried at amortized cost and at the lesser of amortized cost of fair value if rated NAIC 3 to NAIC 6. Collateral loans are carried at unpaid principal balance.

Receivable/Payable for Securities

The Company has entered into agreements to purchase or sell certain securities as of December 31, 2021 and 2020 that have not yet settled and are recorded as a receivable or payable at amortized cost.

Reverse Repurchase Agreements

The Company enters into reverse repurchase agreements under which the Company is the secured lender. Under these agreements, the Company receives unrestricted collateral which has a fair value as of the transaction date of no less than 102% of the value of cash loaned. The Company loaned cash in the amount of $0 and $556,360 at December 31, 2021 and 2020, respectively, and recorded the loaned amounts as either short term investments or cash equivalents.

Net Investment Income

Investment income is recorded when earned. Dividends are recorded on the ex-dividend date. See note 6 for further discussion of the Company’s investment income.

Investment Income Due and Accrued

Accrued investment income is comprised of accrued interest on bonds, preferred stock, short-term investments, mortgage loans, contract loans, other invested assets and dividends declared but not yet received. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus in the statements of changes in capital and surplus. The Company has no accrued investment income more than 90 days past due as of December 31, 2021 and 2020.

Investment Capital Gains and Losses

Realized capital gains and losses are determined on the basis of the specific identification method. Realized capital losses also include valuation adjustments for impairments of bonds, mortgage loans, common and preferred stocks and other investments that have experienced a decline in fair value that management considers to be “other-than-temporary.” In determining whether impairments are other-than-temporary, management considers the size of the excess

14

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

of carrying value over fair value, the likelihood and expected timing of a recovery in value, the credit quality and financial condition of the issuer, management’s intent to sell when a decline is due to interest rates, and management’s intent and ability to hold the investment until maturity or a recovery in the investment’s fair value. When it is determined that an investment (other than loan backed structured securities, discussed below) is other-than-temporarily impaired, the cost basis of the investment is written down to fair value through a change recorded in net realized capital losses in the statements of operations.

For loan backed and structured securities the determination of other-than-temporary impairment (OTTI) is based on an estimate of the noninterest loss, which is recognized in net realized capital losses in the statements of operations. To the extent the Company determines that a non-structured security, corporate bond, common stock, preferred stock or mortgage loan is deemed to be OTTI, the difference between the cost of the security and fair value is recorded as a realized loss and the carrying amount of the investment is written down to its estimated fair value through realized capital losses. In accordance with SSAP No. 43R, Loan-backed and Structured Securities, securities with OTTI are required to be written down to fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted future expected cash flows of the security discounted at the securities original effective interest rate.

Realized capital gains and losses as reported in the statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses.

Unrealized capital gains and losses include changes in the fair value of common stocks, interest rate swaps, certain bonds and preferred stocks carried at fair value due to NAIC rating, and change in the equity method share of the accumulated earnings of limited liability companies and partnerships and are reported net of any related changes in deferred taxes. Changes in unrealized capital gains and losses are reported in the statements of changes in capital and surplus.

(d)    Company Owned Life Insurance

Company owned life insurance (COLI) was life insurance purchased on key employees, executives, and directors of the Company, whereby the Company is the primary beneficiary of the policies and has obtained the rights to control the policies. COLI is recorded at the policy’s cash surrender value. All COLI policies were surrendered in 2018.

(e)     Nonadmitted Assets

For statutory accounting purposes, certain assets are designated as nonadmitted assets (principally electronic data processing equipment, furniture and equipment and affiliated investments). EquiTrust had $2,243 and $2,939 in nonadmitted assets at December 31, 2021 and 2020, respectively.

15

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(f)      Separate Accounts

The assets and liabilities of the separate account shown in the statements of admitted assets, liabilities, and capital and surplus are reported at fair value or in accordance with the valuation procedures in the applicable contract. The basis used for the separate accounts are as follows:

Separate Account I: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities are reported at fair value.

Separate Account II: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities for the Private Placement Funding Agreements, issued in 2018, are reported at contract value

(g)     Premium Revenue and Related Expenses

Annuity considerations are recognized as revenue when received. Life insurance premiums are recognized as revenue over the premium-paying period of the related policies when due. Premiums for traditional life insurance products are recognized as revenue when due. Considerations for deposit-type contracts, which do not have any life contingencies, are recorded directly to the related liability. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

(h)     Commission

On certain products, the Company paid trail commissions linked to persistency through the end of the surrender periods to insurance agencies and records levelized commission expense over the surrender periods. Commissions incurred are reported in the statements of operations as commissions under benefits and expenses. The Company made payments on levelized commission as of December 31, 2021 and 2020 of $32,013 and $200,880, respectively. One of the insurance agencies is Elsmere Insurance Agency, LLC, a former affiliate.

Effective February 28, 2021, the levelized commission arrangements were terminated via termination and release agreements with the respective counterparties. As stipulated in the agreements, the Company will have no further obligation to pay levelized commissions to the respective agencies for contracts issued on or before February 28, 2021. The counterparties did not require consideration from EquiTrust (or any of its affiliates or related parties) in exchange for a full release, and no consideration is expected in the future. For contracts issued on or after February 28, 2021, the Company will expense commission costs as incurred.

16

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(i)      Policy Reserves and Liabilities for Deposit-Type Contracts

Policy reserves and liabilities consist of life and annuity policy reserves and deposit-type contracts.

Life and Annuity Policy Reserves

Life and annuity policy liabilities are developed using prescribed actuarial methods and are intended to provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed policy cash values or the amounts required by law. Life reserves are calculated in accordance with the Commissioner’s Reserve Valuation Method (CRVM) and Actuarial Guideline 36 as applicable. Annuity reserves are calculated in accordance with the CARVM and Actuarial Guidelines 33 and 35, as applicable. Mortality is based on the appropriate table from the year of issue, most recently the 2001 CSO table for life insurance and the 2012 IAR table for annuities. Valuation interest rates are also based on liability type and year of issue; the rates range from 2.50% to 8.75%. The liability under Standard Valuation Law (SVL) for income benefit riders is based on the greatest present value of all potential future guaranteed benefits. For policies with lifetime income benefit rider, there is an additional benefit stream included in the calculation. The inputs used in the calculation of the liability for lifetime benefit riders are prescribed by SVL and generally require reserves for the worst case scenario.

Deposit-Type Contracts

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

Policy and Contract Claims

The liability for policy and contract claims is based upon the estimated ultimate cost of settling the claims, using past experience adjusted for current trends, and any other factors that modify past experience.

(j)      Income Taxes

The Company uses a balance sheet approach of accounting for federal income taxes. Current income taxes incurred are charged to the statements of operations based on estimates for the current year. Under the balance sheet method, deferred tax assets, net of any nonadmitted portion, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. The net deferred tax assets recorded is subject to the admissibility limitations and a valuation allowance, as applicable, set forth in SSAP No. 101, Income Taxes.

17

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(k)	Reinsurance

Assumed reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. For ceded business, the Company remains contingently liable for the liabilities in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

(l)	Amounts Recoverable and Payable Under Reinsurance Agreements

Amounts recoverable and payable under reinsurance agreements include amounts recoverable or due related to net settlements with assumed, ceded and retrocedant activity.

(m)	IMR/AVR

The Company is required to maintain an IMR and AVR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold. The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in capital and surplus.

(n)	Funds Withheld

The Company has coinsurance arrangements with funds withheld where the Company is both the ceding entity and the assuming entity. The following accounting applies to coinsurance arrangements with funds withheld:

The Company as Ceding Entity

Premiums paid or payable to the reinsurer reduce premium income. Policy benefit payments paid by the reinsurer reduce reported policy benefits. Commissions and expense allowances owed by the reinsurer are reported separately in the statements of operations as they are incurred. A net reduction to policy reserves is taken for the portion of the obligation assumed by the reinsurer. Any funds withheld by the Company as the ceding entity are recorded as a separate funds held liability in the statements of admitted assets, liabilities and capital and surplus.

The Company as Assuming Entity

Premiums received or receivable by the Company increase premium income. Policy benefit payments paid by the Company increase the reported policy benefits. Commissions and expense allowances owed by the Company are reported separately in the statements of

18

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

operations when incurred. The Company records its share of the statutory policy reserves attributable to the business identified in the contract. Any funds withheld by the ceding entity are recorded by the Company as a separate funds held asset in the statements of admitted assets, liabilities and capital and surplus.

The Company also has a modified coinsurance arrangement with funds withheld where the Company is the ceding entity. The following accounting applies to modified coinsurance arrangements with funds withheld:

Ceding Entity

The Company retains assets equal to the modified coinsurance reserve. Premiums paid or payable to the reinsurer net of any experience refunds result in the reduction of premium income. Policy benefit payments paid by the reinsurer reduce reported policy benefits. Expense allowances paid by the reinsurer are reported separately in the statements of operations as they are incurred. The modified coinsurance reserve is included in policy reserves in the statements of admitted assets, liabilities and capital and surplus.

(o)	Accounting Changes and Correction of Errors

As of January 1, 2021, the Company complied with the Illinois Department of Insurance requirements regarding certain quantitative investment limitations in 2021. In prior years and before the Department clarified in 2021 the investment limitation requirements, management believed that the Company’s consistent interpretation of Illinois statute (215 CS 5/126.20(B)), which did not include repurchase agreements in the quantitative investment limitations in that statute, was in compliance with the requirements.

Upon notice from the Department in 2021, repurchase agreements were specifically included as part of the quantitative investment limitation under Illinois statute (215 CS 5/126.20(B)). The Company complied and corrected the requested items in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. The correction was made to reflect the Department’s clarified quantitative investment limitations under Illinois statute (215 IL CS 5/126.20(B)). The revised investment limitation calculation resulted in the non-admittance of investments totaling $380,568 ($300,649 net of taxes) as of January 1, 2021. The retroactive application by the Department also resulted in similar uncorrected non-admitted investments and unassigned surplus in the statutory statements of changes in capital and surplus for the year ended December 31, 2020, overstating reported beginning of year capital and surplus by $572,026, and understating reported increases in capital in surplus of $271,377. The Illinois Department of Insurance did not require the Company to restate or refile any prior period statutory statements.

19

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

As of April 1, 2021, the Company has sold all of the investment positions that were determined by the Department to be in excess of the Illinois investment limitation for more than the previously admitted statement values, ultimately increasing the surplus of the Company following full implementation of the change and correction.

(3)	Disclosures Concerning Fair Value of Financial Instruments

(a)	Financial Instruments Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flow. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements and Disclosures. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair hierarchy are as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	Fair value is based on quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3	Fair value is based on valuations derived from techniques in which one or more significant inputs are unobservable (supported by little or no market activity). Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

20

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

For financial instruments, the statement value and fair value, including level within the fair value hierarchy, at December 31, 2021 and 2020 were as follows:

	December 31, 2021
	Statement value	Fair value	Level 1	Level 2	Level 3	Net asset value
General account assets:
Bonds	$17,154,868	17,599,371	739,978	9,792,025	7,067,368	—
Preferred stocks	307,260	309,517	—	157,485	152,032	—
Common stocks	284,312	284,312	—	31,559	252,754	—
Mortgage loans	3,172,021	3,159,992	—	3,159,992	—	—
Cash, cash equivalents and short-term investments	1,228,770	1,228,770	1,228,770	—	—	—
Contract loans	8,204	8,204	—	—	8,204	—
Other invested assets	1,563,757	1,579,555	27,641	1,307,380	85,134	159,400
Derivative instruments	63,834	63,834	—	63,834	—	—
Separate account assets	758,229	641,581	84,266	—	557,315	—

General account liabilities:
Liability for deposit-type contracts	$5,062,899	5,062,899	—	—	5,062,899	—
Derivative liabilities	—	—	—	—	—	—
Separate account liabilities	758,229	641,581	84,266	—	557,315	—

21

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

	December 31, 2020
	Statement value	Fair value	Level 1	Level 2	Level 3	Net asset value
General account assets:
Bonds	$16,192,108	16,933,203	108,923	16,066,952	757,328	—
Preferred stocks	220,734	222,196	—	119,853	102,343	—
Common stocks	242,704	242,704	—	167,350	75,354	—
Mortgage loans	1,884,324	1,927,471	—	1,927,471	—	—
Cash, cash equivalents and short-term investments	1,399,404	1,399,404	1,020,704	378,700	—	—
Contract loans	9,110	9,110	—	—	9,110	—
Other invested assets	1,481,145	1,492,860	—	937,557	295,863	259,440
Derivative instruments	5,212	5,212	—	5,212	—	—
Separate account assets	734,010	637,789	76,042	—	561,747	—

General account liabilities:
Liability for deposit-type contracts	$3,857,136	3,857,136	—	—	3,857,136	—
Derivative liabilities	10,945	10,945	—	10,945	—	—
Separate account liabilities	734,010	637,789	76,042	—	561,747	—

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

(I)	Bonds

The statutory basis of accounting permits fair value disclosures for bonds to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. Management takes into consideration several sources of data in determining the fair values of bonds. The Company’s valuation policy dictates that prices are initially sought from third party pricing services. In the event that pricing is not available from these services, or upon review of the prices provided it is determined the prices may not be reflective of market conditions, those securities are submitted to brokers to obtain quotes. The Company evaluates the third party pricing services and brokers to assess whether the vendor applies methodologies that will provide an appropriate value. The disclosure of fair value for bonds is primarily based on third party pricing services or broker quotes. For privately placed long-term bond investments without a readily ascertainable fair value, such values were determined utilizing a discounted cash flow methodology based on readily observable coupon rates, maturity provisions and credit assumptions from nearly-identical or similar investments.

The Company takes into consideration both qualitative and quantitative factors as part of its analysis, including but not limited to, an overall analysis of portfolio fair value movement against general movements in interest rates and spreads. The Company also compares price movement trends, considering the reasons for both significant price movements between periods and a lack of movement where the Company has become

22

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

aware of securities that experienced a positive or negative credit or other event that would suggest the price provided has not captured market activity.

(II)	Preferred Stocks

The fair values of preferred stocks are determined using prices provided by third party pricing services or broker quotes.

(III)	Common Stocks

The fair value of unaffiliated common stocks is based on quoted market prices, where available. The Company records its investments in mutual funds based on the underlying U.S. GAAP audited equity of the investee which is measured at fair value.

(IV)	Mortgage Loans

The fair value of mortgage loans is determined by a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions. Depending on the credit quality and remaining term of the mortgage loan, the discount rate incorporates a spread that typically ranges from 160 to 360 basis points over treasury rates of a comparable tenor.

(V)	Cash, Cash Equivalents and Short-Term Investments

The carrying values approximate fair value.

(VI)	Contract Loans

The carrying values approximate fair value.

(VII)	Other Invested Assets

The fair values of other invested assets in the table above, which consist of limited partnerships, limited liability companies, collateral loans, and surplus notes are determined as follows:

(a)	Limited Partnerships and Limited Liability Companies

As allowed by NAIC SAP, fair values are not assigned to investments accounted for using the equity method.

(b)	Collateral Loans

The fair value of collateral loans is determined using interest and principal at a yield of interpolated swaps plus a spread. Due to the call feature, the fair value of collateral loans typically approximates their carrying value.

(c)	Surplus Notes

The fair value of surplus notes is obtained from third party independent pricing services.

23

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(VIII)	Derivative Financial Instruments

The Company’s derivative instruments and collateral generally represent those traded in over-the-counter markets for which fair value is estimated by the Company personnel using industry-standard models with market-observable inputs such as swap yield curves, London Interbank Offered Rate (LIBOR) basis curves, option volatilities and credit spreads. The Company’s derivative collateral payable primarily consists of U.S. treasuries and/or cash equivalents, for which cost approximates fair value.

(IX)	Separate Accounts

Separate account assets and liabilities are carried at fair value or if there is no available market, then in accordance with the valuation procedures in the applicable contract. Separate account assets carried at fair value consist of investments recorded at net asset value and valued using a discounted cash flow methodology based on coupon rates, maturity provisions, and credit assumptions.

Separate accounts assets carried at contract value, were $116,648 and $118,141 as of December 31, 2021 and 2020, respectively.

(X)	Deposit-Type Contracts

For deposit-type contracts, the carrying value is payable upon demand, net of surrender charges. The account value of deposit-type contracts approximates fair value. Included in deposit-type contract liabilities are funding agreements with the Federal Home Loan Bank of Des Moines (FHLB). The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities (see note 11). Fair value of the FHLB funding agreements is equal to outstanding principal plus accrued interest.

24

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(b)    Valuation of Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

The following table presents the Company’s assets and liabilities measured at fair value in the statements of admitted assets, liabilities, capital and surplus as of December 31, 2021 and 2020:

	December 31, 2021
	Level 1	Level 2	Level 3	Total
General account investment assets:
Bonds	$—	12,707	24,705	37,412
Common stocks	—	31,559	252,734	284,293
Derivatives	—	63,834	—	63,834
Separate account assets	84,266	—	557,315	641,581

General account liabilities:
Derivative liabilities	—	—	—	—

Separate account liabilities	$84,266	—	557,315	641,581

	December 31, 2020
	Level 1	Level 2	Level 3	Total
General account investment assets:
Bonds	$—	—	2,075	2,075
Common stocks	—	167,350	75,354	242,704
Derivatives	—	5,212	—	5,212
Separate account assets	76,042	—	561,747	637,789

General account liabilities:
Derivative liabilities	—	10,945	—	10,945

Separate account liabilities	$76,042	—	561,747	637,789

The Company may reclassify assets reported at fair value on a recurring basis between levels of the SSAP No. 100R fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There are no transfers between Level 1 and Level 2 during the years ended December 31, 2021 and 2020.

25

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

The following tables summarize the changes in fair value of Level 3 financial instruments measured at fair value for the years ended December 31, 2021 and 2020:

								Transers to/	Ending
	Balance,	Total gains or losses						from sepearte	balance,
	December 31,	Included in	Included			Transfer into	Transfer out	account assets/	December 31,
	2020	net income	in Surplus	Purchases	Sales	Level 3	of Level 3	liabilities	2021
Bonds	$2,074	—	(3,942)	8,169	—	20,479	(2,075)	—	24,705
Common stocks	75,354	40	(8,209)	18,447	(24,254)	33,350	(24,000)	—	70,728
Separate account assets/liabilities	561,746	37,838	—	—	(21,842)	—	(20,427)	—	557,315
Total	$639,174	37,878	(12,151)	26,616	(46,096)	53,829	(46,502)	—	652,748

								Transers to/	Ending
	Balance,	Total gains or losses						from sepearte	balance,
	December 31,	Included in	Included			Transfer into	Transfer out	account assets/	December 31,
	2019	net income	in Surplus	Purchases	Sales	Level 3	of Level 3	liabilities	2020

Bonds	$2,354	—	(763)	—	(221)	704	—	—	2,074
Common stocks	87,866	(6,398)	(22,821)	18,952	(2,245)	—	—	—	75,354
Separate account assets/liabilities	535,591	43,334	—	—	(17,178)	—	—	—	561,747
Total	$625,811	36,936	(23,584)	18,952	(19,644)	704	—	—	639,175

At the beginning of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between levels.

26

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3:

	December 31, 2021
	Assets/ liabilities measured at fair value	Valuation technique(s)	Unobservable input description	Input/range of inputs (weighted average)

Assets:
Bonds:
Other debt obligations	$8,527	Distressed pricing	3rd party valuation	N/A
Other debt obligations	16,178	Distressed pricing	3rd party valuation	N/A
Total bonds	$24,705
Equities:
Industrial	66,578	Cost/trade price	Cost/trade price	N/A
Industrial	4,150	Model price	Expected recovery	N/A
Total equities	$70,728
Separate accounts:
Funds	557,315	Net asset value	Net asset value	N/A
Total separate accounts	$557,315

27

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

	December 31, 2020
	Assets/ liabilities measured at fair value	Valuation technique(s)	Unobservable input description	Input/range of inputs (weighted average)

Assets:
Bonds:
Other debt obligations	$495	Distressed pricing	Discount rate	15.00%
Other debt obligations	1,580	Distressed pricing	Expected recovery	N/A
Total bonds	$2,075
Equities:
Industrial	$6,928	Discounted cashflow	Discount rate	27.50%
Industrial	2,509	Discounted cashflow	Discount rate	10.00%
Industrial	5,370	Discounted cashflow	Discount rate	32.50%
Industrial	1,209	Discounted cashflow	Discount rate	11.60%
Industrial	3,193	Discounted cashflow	Discount rate	19.50%
Industrial	47,636	Discounted cashflow	Discount rate	19.21%
Funds	8,509	Model price	3rd party valuation	N/A
Total equities	$75,354
Separate accounts:
Funds	561,747	Net asset value	Net asset value	N/A
Total separate accounts	$561,747

28

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(4)     Investments

The carrying value and fair value of investments in bonds and equity securities as of December 31, 2021 and 2020 are as follows:

29

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

	2021
	Carrying value	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U.S. governments	$347,956	12,584	(1,295)	359,245
U.S. states, territories and possessions	21,211	3,822	—	25,033
U.S. political subdivisions of states, territories and possessions	119,011	4,410	(6)	123,415
U.S. special revenue, special assessment obligations	2,424,071	64,940	(12,816)	2,476,195
Industrial and miscellaneous unaffiliated	14,035,390	415,460	(47,101)	14,403,749
Hybrid securities	203,623	4,817	(358)	208,082
SVO identified funds	3,606	46	—	3,652
Total bonds	17,154,868	506,079	(61,576)	17,599,371

	Cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Common stocks	$274,063	10,916	(668)	284,311

	Cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Preferred stocks	$307,980	2,257	—	310,237

30

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

	2020
	Carrying value	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U.S. governments	$524,928	28,122	(318)	552,732
U.S. states, territories and possessions	21,449	4,879	—	26,328
U.S. political subdivisions of states, territories and possessions	311,971	1,229	(167)	313,033
U.S. special revenue, special assessment obligations	1,153,409	80,700	(767)	1,233,342
Industrial and miscellaneous unaffiliated	13,855,613	714,724	(101,090)	14,469,247
Hybrid securities	269,260	15,506	(1,750)	283,016
SVO identified funds	55,478	80	(53)	55,505
Total bonds	16,192,108	845,240	(104,145)	16,933,203

	Cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Common stocks	$245,863	9,892	(13,051)	242,704

	Cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Preferred stocks	$220,856	1,470	(130)	222,196

As of December 31, 2021 and 2020, bonds with a carrying value of $4,361 and $3,411, respectively, are on deposit with various state insurance departments to meet regulatory requirements, which is approximately 0.02% of admitted assets.

31

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

The following tables analyze the Company’s investment positions with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2021 and 2020:

	2021
	Less than 12 months		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses

Bonds:
U.S. governments	$89,054	(1,295)	—	—	89,054	(1,295)
U.S. States, territories and possessions	—	—	—	—	—	—
U.S. political subdivisions of states, territories and possessions	94	(6)	—	—	94	(6)
U.S. special revenue, special assessment obligations	1,165,703	(12,806)	244	(10)	1,165,947	(12,816)
Industrial and miscellaneous unaffiliated	1,934,309	(20,796)	947,567	(26,305)	2,881,876	(47,101)
Hybrid securities	36,964	(337)	3,880	(21)	40,844	(358)
SVO identified funds	—	—	—	—	—	—
Total bonds	$3,226,124	(35,240)	951,691	(26,336)	4,177,815	(61,576)
Common stocks	$7,691	(303)	8,438	(365)	16,129	(668)

Preferred stocks	$—	—	—	—	—	—

	2020
	Less than 12 months		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses

Bonds:
U.S. governments	$35,756	(318)	—	—	35,756	(318)
U.S. States, territories and possessions	—	—	—	—	—	—
U.S. political subdivisions of states, territories and possessions	115,479	(167)	—	—	115,479	(167)
U.S. special revenue, special assessment obligations	133,547	(767)	—	—	133,547	(767)
Industrial and miscellaneous unaffiliated	871,518	(25,514)	1,680,039	(75,577)	2,551,557	(101,091)
Hybrid securities	28,169	(24)	32,653	(1,726)	60,822	(1,750)
SVO identified funds	—	—	54,125	(53)	54,125	(53)
Total bonds	$1,184,469	(26,790)	1,766,817	(77,356)	2,951,286	(104,146)
Common stocks	$24,000	(13,045)	—	(6)	24,000	(13,051)

Preferred stocks	$1,740	(130)	—	—	1,740	(130)

These securities are included in the Company’s regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are OTTI. Of all the debt securities in an unrealized loss position as of December 31, 2021 and 2020, 77.1% and 84.7% of the securities are rated investment grade, and 22.9% and 15.3% of the

32

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

securities are rated as noninvestment grade. Investment grade is defined as those securities rated a “1” or “2”, and noninvestment grade securities are defined as “3” through “6” by the Securities Valuation Office of the NAIC.

The Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Evaluations of future OTTI will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and any of the above factors continue to deteriorate, OTTI may be incurred in upcoming periods.

The Company recognized total realized losses for OTTI of $51,900 and $7,174 during 2021 and 2020, respectively. In 2021, $33,000 in OTTI was attributable to a wholly owned agent subsidiary. The Company recognized no realized losses for OTTI of loan-backed securities during 2021 and 2020, respectively.

There were no loan-backed and structured securities as of December 31, 2020, with a recognized OTTI for which the present value of cash flows expected to be collected was less than the amortized cost basis of the securities at the time of impairment.

Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. The carrying value and fair value of bonds as of December 31, 2021 by contractual maturity are as follows:

	Carrying value	Fair value
Due in one year or less	$43,989	44,387
Due in one year through five years	1,580,753	1,596,413
Due in five years through ten years	3,391,076	3,453,240
Due after ten years	5,152,375	5,414,882
	10,168,193	10,508,922
Mortgage-backed and other asset-backed	6,986,675	7,090,449
Total	$17,154,868	17,599,371

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market

33

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans at December 31, 2021 are as follows:

Issuer	Type	Amount	Percent of Admitted total assets
American Media Productions, LLC	Bonds	$350,000	1.4%
FNMA	Bonds	223,572	0.9%
KKR Drawbridge	Bonds	203,297	0.8
FNMA	Bonds	165,067	0.7
LCN Noth American II, LLC	Bonds/OIA	182,001	0.7
LCN European, LLC	Bonds/OIA	161,872	0.1
CIFC Corp.	Bonds	150,000	0.6
Greywolf Capital Management, LP	Bonds	136,602	0.5
FNMA	Bonds	112,181	0.5
FHLMC	Bonds	103,295	0.4

The table below indicates the amount of FHLB stock purchased/owned, which is 0.73% and 0.6% of admitted assets as of December 31, 2021 and 2020, respectively:

	2021	2020
FHLB stock purchased/owned as part of the agreement:
Membership stock – Class A	$—	—
Membership stock – Class B	10,000	10,000
Activity stock	172,025	124,000
Excess stock	—	—
Aggregate total	$182,025	134,000

Membership stock				6 Months to
(Class A and B)	Current year	Not eligible	Less than 6	less than	1 to Less
eligible for redemption	total	for redemption	months	1 year	than 3 years	3 to 5 Years

Class A	$—	—	—	—	—	—
Class B	10,000	—	—	—	—	10,000

Subprime Mortgage Related Risk Exposure

The Company does not have any direct exposure through investments in subprime mortgage loans. Reverse Repurchase Agreements

Transactions Accounted for as Secured Borrowing

The Company is authorized to enter into reverse repurchase agreements pursuant to the Company’s investment guidelines. Each reverse repurchase agreement must be evidenced by a Master Repurchase Agreement (“MRA”) or other written agreement between the Company and its counterparty. Under the terms of an MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar, investments back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a

34

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

new reverse repurchase agreement with the same counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and its assessment of the counterparty and collateral’s performance.

In order to mitigate the risk of a loss in value of the collateral securities, the Company requires its counterparties to provide assets in excess of the loan amount, otherwise known as overcollateralization. The amount of overcollateralization is up to the Company’s discretion, but will not be less than 102%. Each of the Company’s reverse repurchase agreements has a short duration, which further mitigates potential financial risks associated with these transactions.

The Company exited all reverse repurchase agreements from January to March, 2021. The following provides information related to reverse repurchase activity for 2020:

	Year Ended December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Original flow and residual maturity
Maximum amount
One week to one month	$—	58,000	—	—
One to three months	—	60,400	—	—
Three months to one year	655,494	595,095	655,384	556,360

Ending balance
One week to one month	$—	58,000	—	—
One to three months	—	60,400	—	—
Three months to one year	655,494	595,095	655,384	556,360

Fair value of securities acquired under repo
Maximum amount	$816,954	981,704	817,479	686,908
Ending balance	816,954	981,704	817,479	686,908

All reverse repurchase agreements were considered secured borrowing in 2020 for which all securities acquired under these arrangements were NAIC 1 rated instruments.

(5)	Mortgage Loans

The Company purchases mortgages that are collateralized by commercial real estate and starting in 2020, residential real estate. The Company had one commercial mortgage with no interest due (in foreclosure) and 256 residential mortgages with $2,900 with interest due greater than 30 days past due at the end of 2021. The Company had one commercial mortgage with $493 thousand and 16 residential mortgages with $218 thousand interest more than 30 days past due at the end of 2020. The aggregate ratio of amounts loaned to the fair value of collateral (loan-to-value ratio) for commercial mortgage loans originated during 2021 and 2020 were 57% and 55% with a maximum of 77% and 81% for any single loan during both 2021 and 2020, respectively. In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. The Company had no mortgage loan valuation allowance at December 31, 2020 for commercial mortgages. In 2021, the Company established a valuation allowance on residential mortgages and recorded $5,868 at December 31, 2021. The Company has mortgages with a book value of $3,172,021 and $1,884,323 at December 31, 2021 and

35

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

2020, respectively. These mortgages have interest rates ranging from 2.5% to 12.0% per annum. During 2021 and 2020, the Company did not reduce coupon rates on any outstanding mortgages. The Company has accrued interest on mortgages of $16,299 and $7,183 at December 31, 2021 and 2020, respectively.

The tables below provide additional information regarding commercial and residential mortgage loans:

	December 31, 2021		December 31, 2020
Collateral type	Carrying value	Percent of total	Carrying value	Percent of total
Multifamily	$826,224	26.00%	$522,372	27.73%
Other	499,263	15.71%	329,670	17.50%
Industrial	594,471	18.71%	277,079	14.70%
Office buildings	364,534	11.47%	265,910	14.11%
Retail	287,606	9.05%	261,062	13.85%
Residential	605,791	19.06%	228,231	12.11%
Total before allowance	3,177,889	100.00%	1,884,324	100.00%
Valuation allowance	(5,868)		—
Total	$3,172,021		$1,884,324

	Carrying	Percent of	Carrying	Percent of
Geographic region	value	total	value	total
East	$546,894	17.21%	$209,901	11.14%
Midwest	614,106	19.32%	259,580	13.78%
South	937,042	29.49%	496,554	26.35%
West	1,073,500	33.78%	911,942	48.40%
Foreign	6,347	0.20%	6,347	0.33%
Total	$3,177,889	100.00%	$1,884,324	100.00%

The Company uses an internal rating system based upon the NAIC Risk Based Capital (RBC) methodology as its primary method of monitoring credit quality. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system AAA-highest quality to BB-low quality (watch) and then D-default or F-foreclosure) and estimated spreads for these loans over the U.S. Treasury yield curve corresponding to the remaining maturity. Spreads are updated monthly and loans are reviewed and rated annually with adjustments should significant changes occur during the year.

Our determination of each loan’s risk rating as well as selection of the credit spread requires significant judgment and the current performance characteristics of the loan. A lower risk rating, as well as an increase in spreads would result in a decrease in discounted cash flows, and accordingly a lower fair value of the loan. We will then review the asset collateral value to determine the market

36

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

value of the asset and therefore our loan value. This would involve either an outside appraisal of the property or an internal valuation based upon discussions with brokers and or appraisers in the immediate market and then desktop valuation of the asset using the direct capitalization approach to the value of the collateral.

The following table illustrates the Company’s commercial mortgage loan portfolio categorized by the five risk cohorts established for risk based capital which take into consideration loan-to-value and debt service coverage ratios to evaluate the relative risk of each commercial mortgage. Also provided is the equivalent Moody’s designation:

	December 31, 2021
	AAA/AA/A	BBB	BB	B	CCC and lower	Total

Commercial loans	$1,081,644	1,225,235	144,993	115,809	4,415	2,572,096

	December 31, 2020
	AAA/AA/A	BBB	BB	B	CCC and lower	Total

Commercial loans	$714,158	714,064	96,566	103,680	27,625	1,656,093

37

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(6)	Net Investment Income

Major categories of net investment income for the years ended December 31, 2021 and 2020, are summarized as follows:

	2021	2020
Income (loss):
Bonds	$836,579	686,591
Preferred stock (unaffiliated)	13,567	10,765
Common stock (unaffiliated)	11,149	7,082
Mortgage loans	130,220	87,985
Real estate	—	744
Policy loans	489	560
Short-term investments	29,971	46,365
Derivative instruments	12,919	10,237
Assumed investment income	13,570	14,320
Ceded investment income	(164,930)	(147,830)
Other invested assets	325,093	176,295
Other	368	3,061
Total gross investment income	1,208,995	896,175
Investment expense	(15,688)	(13,518)
Net investment income before amortization of net IMR gains	1,193,307	882,657
Amortization of IMR gains	15,078	10,654
Net investment income	$1,208,385	893,311

38

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

	2021	2020
Net realized gains/(losses):
Gross gains	$210,822	99,967
Gross (losses)	(104,515)	(52,174)
Amounts assumed/ceded	(73,208)	(33,418)
Net realized gains/(losses)	33,099	14,375
Net gains/(losses) allocated to IMR	78,503	27,720
Net gains/(losses) allocated to AVR	(45,404)	(13,345)
Net realized gains/(losses)	33,099	14,375
Net gains/(losses) allocated to AVR	(45,404)	(13,345)
Tax (benefit) expense	(9,535)	(2,802)
Reported net realized gains/ (losses)	$(35,869)	(10,543)

Proceeds from sales of investments in bonds (excluding maturity proceeds) during 2021 and 2020 were $3,558,212 and $2,482,656, respectively. Gross gains of $147,992 in 2021, $77,985 in 2020 and gross losses of $9,132 in 2021 and $31,374 in 2020 were realized on those sales.

(7)	Derivative Instruments

The Company accounts for its financial options and interest rate swaps in accordance with SSAP No. 86, Derivatives (SSAP no. 86) (see note 2). SSAP No. 86 requires derivative instruments used in hedging transactions that meet the prescribed criteria of a highly effective hedge to be valued and reported in a manner consistent with the hedged asset or liability (referred to as hedge accounting). The Company does not currently employ hedge accounting for derivative instruments in 2021 or 2020.

(a)	Financial Options

The Company purchases over the counter index options through its wholly-owned subsidiary, ET Investment Holdings II, LLC (“ET IHL II”), to hedge against certain equity indexed liabilities. These options compensate the Company for any market appreciation over the strike price, and hedges or offsets certain insurance obligations that also increase when market appreciation exceeds a minimum level. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. Purchasing such agreements from financial institutions with long standing performance records minimizes the risk of counterparty default. Changes in the fair value of these instruments are reported through net investment income by ET IHL II and unrealized gains and losses by the Company. On April 1, 2021, ET IHL II transferred all options to the Company held in connection with the Company’s ceded reinsurance agreements discussed in Note 6. In connection with the transfer, ET IHL II transferred options with a cost and market value of $29,157 and $54,786, respectively. As this was deemed a non-economic related party

39

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

transaction, the transfer was executed at cost and accordingly, a $25,629 unrealized gain was recognized. The Company did not directly hold any financial options as of December 31, 2020.

(b)	Interest Rate Swaps

The Company may utilize interest rate swaps to hedge interest rate risk. These swaps are considered to be economic hedges. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. Purchasing such agreements from financial institutions with long standing performance history minimizes the risk of counterparty default. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The Company did not enter into interest rate swaps during 2021 or 2020.

(c)	Currency Swaps, FX Forwards, and Futures

The Company utilizes currency swaps, FX forwards or futures agreements to reduce exposure to exchange rate risk on nondollar investments. The strategy the insurer uses is to provide the funding for the investment they sell in U.S. dollars and buy the underlying foreign currency in the spot market. The insurer also enters into a forward contract with a counterparty, usually a one, three or six month transaction to sell the foreign currency and buy U.S. dollars at the forward exchange rate. The notional amount of the hedge is equal to the book value of the security. At the maturity date of the forward contract, the transaction is terminated by the insurer making or receiving a payment in U.S. dollars to/from the counterparty based upon movement in the currency. The Company then hedges the book value of the position by entering into a new forward contract. This process continues until the maturity or sale of the security. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

A summary of derivative asset and liability positions held by the Company as of December 31, 2021 and 2020, including notional and contract amounts, carrying value, and estimated fair values, appears below:

	December 31, 2021			December 31, 2020
	Number of	Carrying	Estimated	Number of	Carrying	Estimated
	contracts	value	fair value	contracts	value	fair value
Financial options	961	$46,790	46,790	—	$—	—
Foreign currency forward	3	9,515	9,515	—	—	—
Financial futures	—	$—	—	—	$—	—
Foreign currency swaps	2	7,529	7,529	6	(5,734)	(5,734)
Interest rate swaps	—	—	—	—	—	—
Total derivatives	966	$63,834	63,834	6	$(5,734)	(5,734)

40

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

The effects of the Company’s use of derivative instruments on the statements of operations and changes in capital and surplus for the years ended December 31, 2021 and 2020 were as follows:

		December 31, 2021			December 31, 2020
		Change in	Net		Change in	Net
		unrealized	realized		unrealized	realized
		capital	capital	Net	capital	capital	Net
		gains	gains	investment	gains	gains	investment
		(losses)	(losses)	income	(losses)	(losses)	income
Financial options	Asset	$19,964	—	—	—	—	—
Foreign currency forward	Asset	—	—	—	—	—	—
Financial futures	Both	—	—	—	—	—	—
Foreign currency swap	Both	13,233	(1,522)	12,919	(19,320)	—	10,236
Interest rate swap	Asset	—	—	—	—	—	—
Total derivatives		$33,197	(1,522)	12,919	(19,320)	—	10,236

As all financial options are held for the benefit of reinsurers, the Company ceded realized gains totaling $35,150 during 2021. The Company received cash collateral related to derivative transactions totaling $0 at both December 31, 2021 and 2020. When collateral is received, it is invested and included in the statements of admitted assets, liabilities, capital and surplus in derivative collateral liabilities. No off-balance sheet collateral was held at December 31, 2021 or 2020.

The Company uses derivatives for hedging risks related to equity markets, interest rates, and foreign exchange rates and the details for those uses and the parameters around the Company’s management of derivatives is further documented in the Company’s Derivative Use Plan.

The Company is exposed to limited counterparty credit risk (the risk that the counterparty fails to perform under the terms of the derivative contract). The Company purchases derivatives from multiple counterparties and evaluates the creditworthiness of the counterparties at the time of purchase. While the contracts require the Company to pay an upfront premium, the counterparties are required to pledge collateral to the Company per the terms of the collateral support documents which further mitigates potential credit risk. The credit exposure is the fair value of the derivative instruments as of December 31, 2021 and 2020, as disclosed above. Cash is required at the initiation of the contract and contracts are settled for value at termination.

41

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(8)	Federal Income Taxes

Federal income taxes are calculated and presented in accordance with SSAP No. 101, Income Taxes,

Current income taxes consist of the following major components:

	December 31
	2021	2020
Current income tax:
Federal	$118,286	66,402
Subtotal	118,286	66,402
Federal income tax expense (benefit) on net capital gains	6,951	3,019
Other	13,751	(6,687)
Total federal and foreign income taxes expense (benefit)	$138,988	62,734

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains and losses. The significant items causing this difference for the years ended December 31, 2021 and 2020 are as follows:

	December 31, 2021
	Amount	Statutory 21% tax effect	Effective tax rate
Income before taxes (including realized capital gains/(losses))	$443,613	93,159	21.00%
Investment related	(31,073)	(6,526)	(1.47)%
Wholly owned disregarded entities	164,934	34,636	7.81%
Other tax adjustments	789	119	0.01%
Total	$578,263	121,388	27.35%

Federal income taxes incurred		138,988	31.33%
Change in net deferred income taxes		(17,600)	(3.98)%
Total statutory income taxes		121,388	27.35%

42

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

	December 31, 2020
	Amount	Statutory 21% tax effect	Effective tax rate
Income before taxes (including realized capital gains/(losses))	$287,831	60,445	21.00%
Investment related	(17,117)	(8,436)	(2.93)%
Tax credits offset	—	—	—%
Wholly owned disregarded entities	28,920	6,073	2.11%
Other tax adjustments	16,904	3,585	1.25%
Total	$316,538	61,667	21.43%

Federal income taxes incurred		62,734	21.80%
Change in net deferred income taxes		(1,067)	(0.37)%
Total statutory income taxes		61,667	21.43%

The components of the net deferred tax asset (liability) at December 31, 2021 and 2020 are as follows:

	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$148,470	12,540	161,010	145,988	8,261	154,249	2,482	4,279	6,761
Statutory valuation allowance adjustment	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	148,470	12,540	161,010	145,988	8,261	154,249	2,482	4,279	6,761

Deferred tax assets nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal – (gross admitted deferred tax asset)	148,470	12,540	161,010	145,988	8,261	154,249	2,482	4,279	6,761

Deferred tax liabilities	147,865	21,775	169,640	140,902	36,241	177,143	6,963	(14,466)	(7,503)
Net admitted deferred tax asset (liability)	$605	(9,235)	(8,630)	5,086	(27,980)	(22,894)	(4,481)	18,745	14,264

	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	8,319	8,319	—	4,137	4,137	—	4,182	4,182
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	65,864	—	65,864	86,441	1,660	88,101	(20,577)	(1,660)	(22,237)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—	—	1,660	1,660	—	(1,660)	(1,660)
Adjusted gross deferred tax assets allowed per limitation threshold	—	—	245,796	—	—	204,357	—	—	41,439
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	82,606	4,221	86,827	59,547	2,464	62,011	23,059	1,757	24,816
Deferred tax assets admitted as the result of application of SSAP 101	$148,470	12,540	161,010	145,988	8,261	154,249	2,482	4,279	6,761

43

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

Description	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	789.05%	759.65%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,876,618	1,585,122

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$148,470	12,540	145,988	8,261	2,482	4,279
Percentage of adjusted gross deferred tax assets by tax character attributable to the impact of tax planning strategies	—	—	—	—	—	—
Net admitted adjusted gross deferred tax assets	148,470	12,540	145,988	8,261	2,482	4,279
Percentage of net admitted adjusted gross deferred tax assets by tax character admitted because of the impact of tax planning strategies	—	—	—	—	—	—

The Company does not have deferred tax liabilities that it has not recognized.

44

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2021 and 2020 are as follows:

	December 31
	2021	2020	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$126,007	122,640	3,367
Deferred acquisition costs	22,307	23,253	(946)
Fixed assets	—	—	—
Receivables-nonadmitted	112	48	64
Other (including items <5% of total ordinary tax assets)	44	47	(3)
Subtotal	148,470	145,988	2,482
Admitted ordinary deferred tax assets	148,470	145,988	2,482
Capital:
Investments	11,308	8,261	3,047
Real estate	1,232	—	1,232
Subtotal	12,540	8,261	4,279
Admitted capital deferred tax assets	12,540	8,261	4,279
Admitted deferred tax assets	161,010	154,249	6,761

45

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

	December 31
	2021	2020	Change
Deferred tax liabilities:
Ordinary:
Investments	$25,563	12,981	12,582
Policyholder reserves	122,257	127,876	(5,619)
Fixed Assets	45	45	—
Other (including items <5% of total ordinary tax assets)	—	—	—
Subtotal	147,865	140,902	6,963

Capital:
Investments	21,495	35,961	(14,466)
Other (including items <5% of total capital tax assets)	280	280	—
Subtotal	21,775	36,241	(14,466)

Deferred tax liabilities	169,640	177,143	(7,503)
Net deferred tax assets/liabilities	(8,630)	(22,894)	14,264

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the surplus section of the annual statement):

46

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

	December 31,
	2021	2020	Change
Total deferred tax assets	$161,010	154,249	6,761
Total deferred tax liabilities	169,640	177,143	(7,503)
Net deferred tax asset/(liability)	(8,630)	(22,894)	14,264
Statutory valuation allowance adjustment	—	—	—
Net deferred tax asset/(liability) after valuation allowance	$(8,630)	(22,894)	14,264
Tax effect of unrealized (gains)/losses			3,336
Statutory valuation allowance adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—
Change in net deferred income tax ((expense)/benefit)			$17,600

At December 31, 2021 and 2020, the Company did not have any operating loss carryforwards, capital loss carryforwards, or AMT credit carryforwards. The Company has no amounts or deposits admitted pursuant to Section 6603 of the Internal Revenue Code.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses as of December 31, 2021 and 2020:

	Ordinary	Capital	Total
2020	101,029	3,019	104,048
2021	118,286	6,951	125,237

The Company has reviewed open tax years for the major jurisdictions and has concluded that there is no significant federal income tax liability resulting from uncertain tax positions. As of 12/31/2021 the calendar years 2017 through 2020 remain open for examination by the Internal Revenue Service. In 2021, the Internal Revenue Service opened examination of the 2018 and 2019 tax returns. As part of the examination statutes of limitations for years 2015 through 2017 had been extended since those were the years amended as part of ordinary and capital losses carryback claims.

The Company has determined that all deferred tax assets are recoverable and therefore a valuation allowance is not needed.

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES Act”, was signed into legislation which includes tax provisions relevant to businesses that during

47

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

2020 will impact taxes related to 2018 to 2020. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. In 2020, the Company was able to carry back 2018 Net Operating Losses and Capital Losses, resulting in accelerating refund requests of $11,142 and $9,081, respectively. The tax benefit from 2019 capital loss carryback was originally recognized in 2019 in the amount of $9,193, with additional $6,129 tax benefit recognized in 2020 due to 35% tax rate in the carryback year. There is no impact on the admitted DTA and resulting net DTL.

In addition, the Taxpayer Certainty and Disaster Tax Relief Act was enacted on December 27, 2020. There was no impact to taxes from this legislation.

(9)	Reinsurance

EquiTrust is involved in the assumption and cession of life insurance risk through various coinsurance agreements with former affiliated and nonaffiliated companies. The effects of these agreements on the components of net income in the accompanying statements of operations for the years ended December 31, 2021 and 2020 are as follows:

	2021		2020
	Assumed	Ceded	Assumed	Ceded
Premiums	$5,713	11,156	5,522	11,384
Annuity and surrender benefits	67,864	329,595	81,193	347,890
Increase in policy reserves	(34,374)	(89,722)	(48,744)	(124,561)

48

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

The funds withheld assets and liabilities, as well as assumed reserves, ceded reserves and statutory reserves credits for the years ended December 31, 2021 and 2020 are as follows:

December 31, 2021
		Funds withheld	Assumed
Reinsurance Counterparty	Designation	Asset	Reserve Balance
Assumed:
Guggenheim Life and Annuity Company	Former Affiliate	$261,651	246,118
American Equity Investment Life	Non-Affiliate	—	369,358
		$261,651	615,476

		Funds withheld	Ceded
Ceded:		Liability	Reserve Balance
Guggenheim Life and Annuity Company	Former Affiliate	1,836,783	1,826,458
Heritage Life Insurance Company	Non-Affiliate	9,434	910,277
		$1,846,217	2,736,735

		Modified	Ceded
Ceded:		Coinsurance	Reserve Balance
Aureum Reinsurance Co	Non-Affiliate	1,199,333	133,259
		$1,199,333	133,259

December 31, 2020
		Funds withheld	Assumed
Reinsurance Counterparty	Designation	Asset	Reserve Balance
Assumed:
Guggenheim Life and Annuity Company	Former Affiliate	$256,288	239,237
American Equity Investment Life	Non-Affiliate	—	412,048
		$256,288	651,285

		Funds withheld	Ceded
Ceded:		Liability	Reserve Balance
Guggenheim Life and Annuity Company	Former Affiliate	1,895,021	1,883,294
Heritage Life Insurance Company	Non-Affiliate	8,723	936,530
		$1,903,744	2,819,824

		Modified	Ceded
Ceded:		Coinsurance	Reserve Balance
Aureum Reinsurance Co	Non-Affiliate	1,253,057	139,229
		$1,253,057	139,229

49

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

To the extent that any reinsuring companies are unable to meet obligations under the aforementioned reinsurance agreements, the Company would remain liable for business ceded.

(10)	Related Parties

EquiTrust has management service agreements with EquiTrust Insurance Services, LLC (a wholly owned subsidiary of Guggenheim Insurance Services, LLC) and Guggenheim Partners Investment Management, LLC, both of which are formerly affiliated companies. These agreements provide the Company with access to accounting, tax, actuarial, investment and information services. The effects of these agreements on the components of net income in the accompanying statements of operations for the years ended December 31, 2021 and 2020 are as follows:

	2021	2020
Guggenheim Partners Investment Management incurred expenses	$1,241	1,490
Equitrust Insurance Services incurred expenses	—	(731)

As discussed in note 9, the Company has various reinsurance agreements with a former affiliate.

The Company has an investment of $25,800 with EquiTrust Principal Investment Company, LLC, an affiliated entity at December 31, 2021. This investment is included in Other Invested Assets in the accompanying Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The distributed earnings and U.S. GAAP Equity method valuation for ET IHL and ET IHL II for the years ended December 31, 2021 and 2020 are as follows:

	2021	2020
ET IHL
Distributed earnings from other invested assets	$—	—
GAAP equity method	$—	—

ET IHL II
Distributed earnings from other invested assets	$243,400	46,800
GAAP equity method	$354,147	289,777

The Company made a cash contributions of $64,443 and $79,318 to ET IHL II in 2021 and 2020, respectively.

ELIC has provided a guarantee to ET IHL II for its obligations that arise out of the ET IHL II futures accounts and options on futures accounts (collectively, the Accounts). The Accounts were established pursuant to Accounts agreements entered into between the Company and ET IHL II for the purposes of executing, clearing and/or carrying futures contracts, options contracts and/or over-the-counter derivative products. In the event that ET IHL II is unable to meet its obligations under

50

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

its applicable agreement, ELIC has agreed to fulfill such obligations. The potential obligations under the parent guarantee for ELIC includes covering (i) any funding shortfalls related to contracts and agreements to purchase securities or commodities, swap agreements, margin loans, repurchase agreements pursuant to the applicable ET IHL II agreement; and (ii) any costs incurred to enforce or protect its rights under the applicable ET IHL II agreement.

Effective April 1, 2019, the Company is party to a Master Agency Agreement and an Employee Transition Services Agreement with EquiTrust Insurance Marketing Services, LLC (EIMS) a newly formed, wholly-owned subsidiary of EquiTrust Holdings, LLC. EquiTrust Holdings, LLC is a parent of the Company. Pursuant to the agreement, the Company provides transition services and EIMS provides various agency management and insurance marketing services. Fees are accrued monthly and settled quarterly in arrears. Pursuant to the Master Agency Agreement with EIMS, the Company makes trail commission payments to EIMS on certain products through the end of surrender periods. The Company made commission payments to EIMS of $115,681 and $48,421 in 2021 and 2020, respectively. The commission payments are reported on the statements of operations as commissions under benefits and expenses. Effective February 28, 2021, the Company no longer makes trail commission payments and all commissions are expensed as incurred. Refer to Note 2(h) for additional information.

The Company has invested assets in three wholly owned subsidiary agencies, Searcy Insurance Agency, LLC, Lavallette Insurance Agency, LLC, and Divinshire Insurance Agency, LLC. Prior to 2020, these subsidiary agencies were recorded at amortized cost and non-admitted assets due to the lack of audited financial statement information in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities. As of December 31, 2020, the Company had met the requirements in order to admit these subsidiary agency assets and recorded total dividends of $58,000.

The distributed earnings and U.S. GAAP Equity method valuation for the three subsidiary agencies for the years ended December 31, 2021 and 2020 are as follows:

	2021	2020
Searcy Insurance Agency, LLC
Distributed earnings	$—	10,000
GAAP equity method	$10,006	1,105

Lavallette Insurance Agency, LLC
Distributed earnings	$—	16,000
GAAP equity method	$24,708	1,307

Divinshire Insurance Agency, LLC
Distributed earnings	$(33,000)	32,000
GAAP equity method	—	$1,343

The Company did not make any cash contributions to the three subsidiary agencies in 2021 and 2020.

51

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(11)	Policy Liabilities

The Company has $870,603 and $877,729 of life insurance reserves at December 31, 2021 and 2020, respectively. The amount of insurance in force for which gross premiums are less than the net premiums according to the valuation standard required by the Illinois Department of Insurance was$3,077 and $3,391 at December 31, 2021 and 2020, respectively.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Several methods are employed in reserving for substandard lives, depending upon the plan and date of issue. In some cases, extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are generally based on appropriate multiples of standard rates of mortality, but in some cases the extra reserve held is equal to one-half the gross annual premium. There is one plan where substandard cases are assigned an adjusted age and all reserves are calculated at standard mortality rates for the adjusted age.

Tabular interest, tabular cost and tabular less actual reserves release have been determined by formula for all insurance and annuities, respectively, except for universal life and variable universal life where tabular interest was determined from basic policy data. Tabular interest on funds not involving life contingencies has been determined by accounting data.

As of December 31, 2021, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
A.	Individual annuities:
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$12,747.7	$—	$—	$12,747.7	81.2
		b.	At book value less current surrender charge of 5% or more	542.7	—	—	542.7	3.5
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	13,290.4	—	—	13,290.4	84.7
		e	At book value without adjustment (minimal or no charge or adjustment)	1,580.1	—	45.7	1,625.8	10.4
	(2)		Not subject to discretionary withdrawal	101.0	—	673.9	775	4.9
	(3)		Total (gross: direct + assumed)	14,971.5	—	719.6	15691.2	100.0%
	(4)		Reinsurance ceded	2,211.4	—	45.7	2257.1
	(5)		Total net (3) - (4)	$12,760.1	$—	$673.9	$13434.1
	(6)		Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$41.7	$—	$—	$41.7

					Separate	Separate
				General	accounts with	accounts		Percent
B.	Group annuities:			account	guarantees	nonguaranteed	Total	of total
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$1,966.5	$—	$—	$1,966.5	94.5%

52

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

		b.	At book value less current surrender charge of 5% or more	1.8	—	—	1.8	0.1
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	1968.3	—	—	1968.3	94.6
		e.	At book value without adjustment (minimal or no charge or adjustment)	98.3	—	—	98.3	4.7
	(2)		Not subject to discretionary withdrawal	14.1	—	—	14.1	0.7
	(3)		Total (gross: direct + assumed)	2080.7	—	—	2080.7	100.0%
	(4)		Reinsurance ceded	393.4	—	—	393.4
	(5)		Total net (3) - (4)	$1687.3	$—	$—	$1687.30
	(6)		Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$1.8	$—	$—	$1.8

C.	Deposit-type contracts (no life contingencies):			General account	Separate accounts with guarantees	Separate accounts nonguaranteed	Total	Percent of total
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$490.2	$—	$—	$490.2	9.1%
		b.	At book value less current surrender charge of 5% or more	—	—	—	—	—
		c.	At fair value	—	—	—	—	—
		d.	Total with market value adjustment or at fair value (total of a-c)	490.2	—	—	490.2	9.1
		e.	At book value without adjustment (minimal or no charge or adjustment)	306.5	—	—	306.5	5.7
	(2)		Not subject to discretionary withdrawal	4572.7	—	—	4572.7	85.2
	(3)		Total (gross: direct + assumed)	5369.4	—	—	5369.4	100.0%
	(4)		Reinsurance ceded	306.5	—	—	306.5
	(5)		Total net (3) - (4)	$5062.9	$—	$—	$5062.9
	(6)		Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	—	—

53

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

As of December 31, 2021, withdrawal characteristics of life actuarial reserves were as follows:

			General account			Separate account - guaranteed and nonguaranteed
						Account	Cash
			Account value	Cash value	Reserve	value	value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans;
	(1)	Term policies with cash value	$—	$26.8	$2.5	$—	$—	$—
	(2)	Universal life	94.4	92.7	98.8	—	—	—
	(3)	Universal life with secondary guarantees	—	—	0.2	—	—	—
	(4)	Indexed universal life	799.8	771.4	786.3	—	—	—
	(5)	Indexed universal life with secondary
		guarantees	—	—	—	—	—	—
	(6)	Indexed life	—	—	—	—	—	—
	(7)	Other permanent cash value life insurance
	(8)	Variable life	—	1.6	1.7	—	—	—
	(9)	Variable universal life	6.5	6.4	6.5	38.6	38.6	38.5
	(10)	Miscellaneous reserves	—	—	—	—	—	—
B.	Not subject to discretionary withdrawal or no cash values
	(1)	Term policies without cash value	XXX	XXX	0.2	XXX	XXX	—
	(2)	Accidental death benefits	XXX	XXX	XXX	XXX	XXX	—
	(3)	Disability - active lives	XXX	XXX	XXX	XXX	XXX	—
	(4)	Disability - disabled lives	XXX	XXX	0.1	XXX	XXX	—
	(5)	Miscellaneous reserves	XXX	XXX	XXX	XXX	XXX	—
C.	Total (gross: direct + assumed)		900.8	898.9	898.9	38.6	38.6	38.5
D.	Reinsurance ceded		18.1	46.1	25.9	38.6	38.6	38.5
E.	Total (net) (C) - (D)		$882.7	$852.7	$870.6	$—	$—	$—

54

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

As of December 31, 2020, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
A.	Individual annuities:
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$12,117.3	$—	$—	$12,117.3	81.5%
		b.	At book value less current surrender charge of 5% or more	530.3	—	—	530.3	3.6
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	12,647.6	—	—	12,647.6	85.1
		e.	At book value without adjustment (minimal or no charge or adjustment)	1,420.0	—	41.6	1,461.7	9.8
	(2)		Not subject to discretionary withdrawal	101.3	—	658.0	759.3	5.1
	(3)		Total (gross: direct + assumed)	14,168.9	—	699.6	14,868.5	100.0%
	(4)		Reinsurance ceded	2,305.1	—	41.6	2,346.8
	(5)		Total net (3) - (4)	$11,863.7	$—	$658.0	$12,521.7
	(6)		Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$159.0	$—	$—	$159.0

					Separate	Separate
				General	accounts with	accounts		Percent
B.	Group annuities:			account	guarantees	nonguaranteed	Total	of total
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$2,074.0	$—	$—	$2,074.0	95.9%
		b.	At book value less current surrender charge of 5% or more	3.0	—	—	3.0	0.1
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	2,077.0	—	—	2,077.0	96.0
		e.	At book value without adjustment (minimal or no charge or adjustment)	70.7	—	—	70.7	3.3
	(2)		Not subject to discretionary withdrawal	15.5	—	—	15.5	0.7
	(3)		Total (gross: direct + assumed)	2,163.2	—	—	2,163.2	100.0%
	(4)		Reinsurance ceded	406.2	—	—	406.24
	(5)		Total net (3) - (4)	$1,757.1	$—	$—	$1,757.1
	(6)		Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$0.1	$—	$—	$0.1

					Separate	Separate
				General	accounts with	accounts		Percent
C.	Deposit-type contracts (no life contingencies):			account	guarantees	nonguaranteed	Total	of total
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$471.0	$—	$—	$471.0	11.3%
		b.	At book value less current surrender charge of 5% or more	—	—	—	—	—
		c.	At fair value	—	—	—	—	—
		d.	Total with market value adjustment or at fair value (total of a-c)	471.0	—	—	471.0	11.3
		e.	At book value without adjustment (minimal or no charge or adjustment)	294.4	—	—	294.4	7.1
	(2)		Not subject to discretionary withdrawal	3,386.1	—	—	3,386.1	81.6

55

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(3)	Total (gross: direct + assumed)	4,151.5	—	—	4,151.5	100.0%
(4)	Reinsurance ceded	294.4	—	—	294.4
(5)	Total net (3) - (4)	$3,857.1	$—	$—	$3,857.1
(6)	Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—	$—

56

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

As of December 31, 2020, withdrawal characteristics of life actuarial reserves were as follows:

						Separate account - guaranteed and
			General account			nonguaranteed
						Account	Cash
			Account value	Cash value	Reserve	value	value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans;

	(1)	Term policies with cash value	$—	$30.1	$3.1	$—	$—	$—
	(2)	Universal life	98.4	95.7	103.0	—	—	—
	(3)	Universal life with secondary guarantees	—	—	0.2	—	—	—
	(4)	Indexed universal life	801.2	766.4	788.9	—	—	—
	(5)	Indexed universal life with secondary
		guarantees	—	—	—	—	—	—
	(6)	Indexed life	—	—	—	—	—	—
	(7)	Other permanent cash value life insurance
			—	1.4	1.6	—	—	—
	(8)	Variable life	—	—	—	—	—	—
	(9)	Variable universal life	6.8	6.6	6.8	34.4	34.4	34.3
	(10)	Miscellaneous reserves	—	—	—	—	—	—

B.	Not subject to discretionary withdrawal or no cash values
	(1)	Term policies without cash value	XXX	XXX	0.2	XXX	XXX	—
	(2)	Accidental death benefits	XXX	XXX	XXX	XXX	XXX	—
	(3)	Disability - active lives	XXX	XXX	0.1	XXX	XXX	—
	(4)	Disability - disabled lives	XXX	XXX	0.2	XXX	XXX	—
	(5)	Miscellaneous reserves	XXX	XXX	XXX	XXX	XXX	—
C.	Total (gross: direct + assumed)		906.4	900.2	904.1	34.4	34.4	34.3
D.	Reinsurance ceded		17.9	48.9	26.4	34.4	34.4	34.3
E.	Total (net) (C) - (D)		$888.4	$851.2	$877.7	$—	$—	$—

57

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

Reserves grew from 2020 to 2021 as premium inflow from new sales outpaced benefit outflows. There are $18,194 and $16,958 of supplementary contracts with life contingencies included in the table above in 2021 and 2020, respectively.

The Company is a member of the FHLB. Through its membership, the Company has conducted business activity with the FHLB. It is part of the Company’s strategy to utilize these funds to achieve a spread over the attendant borrowing costs.

The table below indicates collateral pledged related to the membership agreement with the FHLB as of December 31, 2021 and 2020, respectively:

	2021	2020
Collateral held in FHLB custody account	$5,031,938	3,436,540

The amount of collateral to admitted assets is 19.59% and 14.95%, in 2021 and 2020 respectively:

The fair value of maximum collateral pledged during 2021 and 2020 is $5,062,432 and $3,563,175, respectively.

58

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

In thousands of dollars, except per share data)

Information regarding the liabilities related to the membership agreement with the FHLB as of December 31, 2021 and 2020 is as follows:

		2021

	General Account	Separate Account	Total
Borrowing from FHLB:
Funding Agreement	$4,300,000	—	4,300,000
Other	25,000	—	25,000
Aggregate total	$4,325,000	—	4,325,000
Policyholder liabilities related to FHLB	$4,006,323	—	4,006,323
Maximum amount of borrowing reported:		—
Funding Agreement	$4,300,000	—	4,300,000
Other	25,000	—	25,000
Aggregate total	$4,325,000	—	4,325,000

		2020

	General Account	Separate Account	Total
Borrowing from FHLB:
Funding Agreement	$3,100,000	—	3,100,000
Other	25,000	—	25,000
Aggregate total	$3,125,000	—	3,125,000
Policyholder liabilities related to FHLB	$2,837,681	—	2,837,681
Maximum amount of borrowing reported:
Funding Agreement	$3,100,000	—	3,100,000
Other	25,000	—	25,000
Aggregate total	$3,125,000	—	3,125,000

The Company does not have prepayment obligations under debt, funding agreements, or other borrowing.

59

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(12)	Separate Accounts

The Company’s separate accounts relate to variable individual annuities (in run-off), supplemental contracts, individual private placement funding agreements, and private placement variable universal life insurance products. The Company has $758,229 and $734,010 of assets legally insulated from the general account as of December 31, 2021 and 2020, respectively. The Company has no non-insulated assets as of December 31, 2021 and 2020, respectively. Information regarding the separate accounts of the Company are as follows:

	2021	2020
Premiums, considerations or deposits	$562	(197)
Reserves at December 31, for accounts with assets at
Fair value	$641,581	615,869
Contract value	116,648	118,141
Total reserves	$758,229	734,010
Reserves with withdrawal characteristics at fair value	$84,266	76,042
Not subject to discretionary withdrawal	673,963	657,968
Total reserves	$758,229	734,010

Fees paid by the separate accounts associated with investment management and administration of the separate accounts was $1,578 and $1,500 at December 31, 2021 and 2020, respectively. There were no amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC separate account annual statements or amounts reported as net transfers to separate accounts in the accompanying statements of operations for the years ended December 31, 2021 and 2020.

(13)	Capital and Surplus

As of December 31, 2021 and 2020, the Company has 2,500 authorized shares of common stock, with a par value of $1,500 per share and 2,000 shares issued and outstanding.

The Company did not receive capital contributions from EquiTrust Holdings LLC during 2021 and 2020. There is no capital contribution accrued as of December 31, 2021 and 2020. The Company is subject to statutory and regulatory restrictions imposed by the Illinois Department of Insurance on insurance companies which limits the amount of cash dividends that may be paid to the stockholders. Under Illinois law, cash dividends may be paid only from unassigned surplus. Additionally, the maximum aggregate amount of ordinary dividends that the Company may declare or pay during any twelve month period is the greater of (1) 10% of its statutory surplus, or (2) net gain from operations provided that unassigned surplus is positive and sufficient to cover the payment, each as reported in the prior year’s annual statement, unless written approval is obtained from the Illinois Department of Insurance granting a greater amount (extraordinary dividend). The Company may declare an ordinary

60

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

dividend to shareholders without prior approval from the Illinois Department of Insurance in the amount of up to $242,608 in 2022.

The ability of the Company to pay future dividends is dependent on business conditions, income, cash requirements of the Company, and other relevant factors.

(14)	Commitments and Contingencies

(a)	Lease Commitments

The Company leases office space in four locations. A ten year lease extension for an office in West Des Moines was signed on August 29, 2016 and the new payment terms took effect on January 1, 2017. A ten year lease for an office in Chicago was signed on January 11, 2016. On July 23, 2020, a second amendment to the Chicago lease was signed to include additional office space, which runs co-terminus with the original space. A five year lease for an office in Santa Monica was signed on May 10, 2018. A three year lease for a second office in West Des Moines was signed on November 1, 2019. Rent expense under these leases totaled $1,124 and $1,048 in 2021 and 2020, respectively.

At December 31, 2021, the minimum aggregate future lease commitments of $4,572 are summarized as follows:

Year ended December 31	Operating leases
2022	$1,177
2023	1,024
2024	726
2025	737
2026	749
2027 and thereafter	159
Total	$4,572

61

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(b)	Capital Funding Commitments

The Company has future outstanding commitments to fund or make certain additional investments to issuers of debt and equity investments. The table below provides additional information regarding the outstanding commitments:

2021 – Open Commitments
MC Credit Fund II LP	$279,222
Brunswick Asset Financing	84,417
JLC Infrastruture Fund I LP	49,401
Benefit Street Partners	23,980
LCN North American Fund II LP	9,668
MC Credit Fund I LP	8,126
LCN European Fund II, LP	3,136
GEMI Owner LLC	2,737
LCN North American Fund III LP	2,463
Great Wolf Manteca	1,532
Other	2,138
Total bonds	$466,820

(c)	Other Contingencies

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. There were no guaranty fund assessments in 2021 and 2020. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength.

(d)	Litigation

The Company is involved in various lawsuits in the normal course of business. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2021 and 2020.

62

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

(15)	Reconciliation with Statutory Financial Statements Filed

Subsequent to the filing of the 2021 and 2020 annual statements, management identified differences in admitted assets, changes in capital and surplus, and cash flow that are included in the accompanying statutory financial statements.

In 2021, Management had presented dividends receivable from ET IHL II separately from payable to affiliates in the statutory statement of admitted assets, liabilities, and capital and surplus. In addition, Management identified non-cash transactions that were included in the statutory statement of cash flow instead of as supplemental disclosures of non-cash transactions. A reconciliation of presentation as reported in the annual statement to the amounts included in the accompanying statutory financial statements as of and for the year ended December 31, 2021 follows:

	Annual Statement	Statutory Audit Report
Statutory statements of admitted assets, liabilities, and capital and surplus:
Admitted assets:
Receivables from parent, subsidiaries and affiliates	$198,031	631
Total admitted assets	25,685,496	25,488,096
Liabilities, capital and surplus:
Payable to affiliates	500,443	303,043
Total liabilities	24,053,706	23,856,306
Total liabilities, capital and surplus	25,685,496	25,488,096

Statutory statements of cash flow:
Cash flow from investing activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	$5,903,086	5,913,830
Stocks	52,693	61,073
Other invested assets	146,735	117,578
Total proceeds from sales, maturities or repayments of investments	6,645,601	6,635,567
Cost of investments acquired:
Bonds	(6,777,007)	(6,865,112)
Other invested assets	(205,647)	(169,055)
Miscellaneous applications	(204,960)	(175,803)
Total cost of investments acquired	(9,274,784)	(9,245,627)

63

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

The correction in 2021 discussed in Note 2(o) was recorded in the accompanying statutory financial statements as an adjustment to deferred income taxes and non-admitted assets as of January 1, 2021 with a corresponding reduction to the Company’s capital and surplus as of January 1, 2021 which is different from the annual statement. A reconciliation of the impacted accounts as reported in the annual statement to the amounts included in the accompanying statutory financial statements as of and for the year ended December 31, 2021 follows:

	Annual	Statutory Audit
	Statement	Report
Statutory Statements of Changes in Capital and Surplus
Correction of an error	$—	$(300,649)
Change in deferred income taxes	17,600	(62,319)
Change in non-admitted assets	696	381,264

In 2020, Management had netted dividends receivable from ET IHL II in payable to affiliates in the statutory statement of admitted assets, liabilities, and capital and surplus and also non-cash transactions that were included in the statutory statement of cash flow instead of as supplemental disclosures of non-cash transactions. A reconciliation of presentation as reported in the annual statement to the amounts included in the accompanying statutory financial statements as of and for the year ended December 31, 2020 follows:

64

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2021 and 2020

(In thousands of dollars, except per share data)

	Annual Statement	Statutory Audit Report
Statutory statements of admitted assets, liabilities, and capital and surplus:
Admitted assets:
Receivables from parent, subsidiaries and affiliates	$58,631	105,431
Total admitted assets	22,988,542	23,035,342
Liabilities, capital and surplus:
Payable to affiliates	108,296	155,096
Total liabilities	21,625,649	21,672,449
Total liabilities, capital and surplus	22,988,542	23,035,342

Statutory statements of cash flow:
Cash flow from investing activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	$4,126,218	3,495,718
Total proceeds from sales, maturities or repayments of investments	4,600,869	3,970,369
Cost of investments acquired:
Bonds	(6,878,017)	(6,247,517)
Total cost of investments acquired	(8,506,273)	(7,875,773)

(16)	Subsequent Events

Management has evaluated events subsequent to December 31, 2021 through May 27, 2022, the date these financial statements were available to be issued.

Effective April 20, 2022, the Company has been approved by the Arizona Department of Insurance and Financial Institutions to redomicile to the State of Arizona from the State of Illinois.

65

SUPPLEMENTAL SCHEDULES

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2021

(In thousands of dollars)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment Income Earned (excluding amortization of IMR):
Government bonds	$6,461
Other bonds (unaffiliated)	830,118
Bonds affiliates	—
Preferred stocks (unaffiliated)	13,567
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	11,149
Common stocks of affiliates	—
Mortgage loans	130,220
Real estate	—
Premium notes, policy loans, and liens	489
Collateral loans (not included in codification)	—
Cash on hand and on deposit	—
Short-term investments	29,971
Other invested assets	325,093
Derivative instruments	12,919
Assumed investment income	13,570
Ceded investment income	(164,930)
Aggregate write-ins for investment income	368
Total gross investment income (excluding amortization of IMR)	$1,208,995
Real estate owned (book value less encumbrances)	$—
Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	599,923
Commercial mortgages	2,572,098
Total mortgages loans	$3,172,021
Mortgage loans by standing (book value):
Good standing	$3,086,337
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	81,269
Foreclosure in process	4,415
Total mortgages loans	$3,172,021
Other long-term assets (statement value)	$777,218
Collateral loans	786,560
Bonds and stocks of parents, subsidiaries, and affiliates (book value):
Bonds	$—
Preferred stocks	—
Common stocks	—

66	(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2021

(In thousands of dollars)

Bonds and short-term investments by class and maturity

Bonds and short-term investments by maturity (statement value):
Due within one year	$1,023,898
Over 1 year through 5 years	2,932,444
Over 5 years through 10 years	6,297,694
Over 10 years through 20 years	4,108,355
Over 20 years	3,267,874
Total by maturity	$17,630,265
Bonds and short-term investments by class (statement value):
Class 1	$7,761,173
Class 2	8,209,061
Class 3	1,495,696
Class 4	127,661
Class 5	18,916
Class 6	17,758
Total by class	$17,630,265
Total bonds publicly traded	$7,493,181
Total bonds privately placed	10,137,084
Preferred stocks (statement value)	307,260
Common stocks (fair value)	284,312
Cash, cash equivalents and short-term investments (book value)	1,228,770
Financial options owned (current value)	46,790
Financial options written and in-force (current value)	—
Financial futures contracts open (current value)	17,044
Life insurance in-force:
Industrial	$—
Ordinary	1,249
Credit life	—
Group life	—
Amount of accidental death insurance in-force under ordinary policies	$—
Life insurance policies with disability provision in-force:
Industrial	$—
Ordinary	49
Credit life	—
Group life	—
Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	—
Income payable	$25,209
Ordinary – involving life contingencies:
Income payable	$1,566

67	(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2021

(In thousands of dollars)

Group – not involving life contingencies:
Amount on deposit	$—
Income payable	3,562
Group – involving life contingencies:
Income payable	$181
Annuities:
Ordinary:
Immediate – amount of income payable	$59,336
Deferred – fully paid account balances	7,668,893
Deferred – not fully paid account balances	5,351,478
Group:
Amount of income payable	$5,776
Deferred – fully paid account balances	1,416,980
Deferred – not fully paid account balances	371,678
Accidental and health insurance – premiums in force:
Ordinary	$—
Group	—
Credit	—
Deposit-funds and dividends accumulations:
Deposit-funds – account balance	$—
Dividend accumulations – account balance	—
Claim payments 2019:
Group accident health:
2019	$—
2018	—
2017	—
2016	—
2015	—
Prior	—
Other accident and health:
2019	$—
2018	—
2017	—
2016	—
2015	—
Prior	—
Other coverages that use developmental methods to calculate claim reserves:
2019	$—
2018	—
2017	—
2016	—
2015	—
Prior	—

See accompanying independent auditors’ report.

68	(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2021

(In thousands of dollars)

			Admitted assets as reported
	Gross investment holdings		in the annual statement
	Amount	Percentage	Amount	Percentage
Long-term Bonds:
U.S. governments	$137,807	0.6%	$137,807	0.6%
All other governments	249	0.0%	249	0.0%
U.S. states, territories and possessions, etc. guaranteed	21,211	0.1%	21,211	0.1%
U.S. political subdivisions of states, territories, and possessions, guaranteed	131,496	0.5%	131,496	0.5%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	3,005,441	12.5%	3,005,441	12.5%
Industrial and miscellaneous	12,970,638	53.9%	12,970,638	53.9%
Hybrid securities	154,643	0.6%	154,643	0.6%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
SVO identified funds	3,606	0.0%	3,606	0.0%
Unaffiliated bank loans	729,777	3.0%	729,777	3.0%
Total long-term bonds	17,154,868	71.3%	17,154,868	71.3%
Preferred stocks:
Industrial and miscellaneous (unaffiliated)	307,260	1.3%	307,260	1.3%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	307,260	1.3%	307,260	1.3%
Common stocks:
Industrial and miscellaneous - publicly traded (unaffiliated)	260,961	1.1%	260,961	1.1%
Industrial and miscellaneous - other	23,351	0.1%	23,351	0.1%
Parent, subsidiaries and affiliates - publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates - other	—	0.0%	—	0.0%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	284,312	1.2%	284,312	1.2%
Mortgage loans:
Farm mortgages	—	0.0%	—	0.0%
Residential mortgages	605,791	2.5%	605,791	2.5%
Commercial mortgages	2,516,462	10.5%	2,516,462	10.5%
Mezzanine real estate loans	55,636	0.2%	55,636	0.2%
Valuation allowance	(5,868)	0.0%	(5,868)	0.0%
Total mortgage loans	3,172,021	13.2%	3,172,021	13.2%
Real estate
Properties occupied by company	—	0.0%	—	0.0%
Properties held for production of income	—	0.0%	—	0.0%
Properties held for sale	—	0.0%	—	0.0%
Total real estate	—	0.0%	—	0.0%
Cash, cash equivalents and short-term investments:
Cash	38,081	0.2%	38,081	0.2%
Cash equivalents	715,292	3.0%	715,292	3.0%
Short-term investments	475,397	2.0%	475,397	2.0%
Total cash, cash equivalents and short-term investments:	1,228,770	5.1%	1,228,770	5.1%
Contract loans	8,204	0.0%	8,204	0.0%
Derivatives	63,834	0.3%	63,834	0.3%
Other invested assets	1,563,778	6.5%	1,563,778	6.5%
Receivables for securities	265,225	1.1%	265,225	1.1%
Securities lending	—	0.0%		0.0%
Real estate profit sharing receivable	25,800	0.1%	25,800	0.1%
Total invested assets	$24,074,072	100.0%	$24,074,072	100.0%

See accompanying independent auditors’ report.

69	(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2021

(In thousands of dollars)

The Company’s total admitted assets excluding separate account assets were $24,729,867 and $22,301,332 as filed in the 2021 and 2020 annual statement, respectively.

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks at December 31, 2021 by NAIC rating are as follows:

Bonds			Preferred stocks
		Percentage of total			Percentage of total
NAIC Rating	Amount	Admitted	NAIC Rating	Amount	Admitted
NAIC-1	$7,761,173	31.4%	P/ RP-1	$55,598	0.2%
NAIC-2	8,209,061	33.2	P/ RP-2	251,662	1.0
NAIC-3	1,495,696	6.0	P/ RP-3		—
NAIC-4	127,661	0.5	P/ RP-4		—
NAIC-5	18,916	0.1	P/ RP-5		—
NAIC-6	17,758	0.1	P/ RP-6		—

The Company holds admitted assets in foreign investments of approximately $2,235,918 or 9.0% of total admitted assets.

The amounts and percentages of the Company’s total admitted assets held in foreign investments, at December 31, 2021 by NAIC rating were as follows:

	Amount	Percentage of total admitted assets
Countries rated NAIC-1	$2,203,386	8.8%
Countries rated NAIC-2	32,532	0.1
Countries rated NAIC-3 and below	—	—
	$2,235,918	8.9%

70

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2021

(In thousands of dollars)

The largest foreign investment exposures in a single country categorized by NAIC sovereign rating:

	Amount	Percentage of total admitted assets
Countries rated NAIC-1
Country: Cayman Islands	$1,345,519	5.4%
Country: United Kingdom	344,771	1.4
Countries rated NAIC-2
Country: Italy	11,128
Country: Mexico	21,404	0.1
Countries rated NAIC-3 or below
None	—	—

The ten largest nonsovereign (i.e., nongovernmental) foreign issues:

Issuer	NAIC Rating	Amount	Percentage of total admitted assets
LCN European	1	$161,872	0.7%
British Telecom	2	74,941	0.3%
Deutsche Telekom	2	54,566	0.2
1769 Funding Inc.	2	52,718	0.2
Barclays PLC	2	49,867	0.2
HSBC Holdings PLC	2	41,769	0.2
Talon I LTD	2	40,122	0.2
Lloyds Banking Group PLC	2	37,138	0.1
Cooperative Rabobank	2	35,290	0.1
Anglo American Capital	2	34,525	0.1

The Company holds Canadian investments of approximately $125,175 or 0.5% of total admitted assets; therefore, detail is not provided.

The Company holds no assets with contractual sales restrictions; therefore, detail is not provided.

71

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2021

(In thousands of dollars)

The ten largest equity interests:

Issuer	Amount	Percentage of total admitted assets
ET Investment Holdings II LLC	$354,182	1.4%
FHLB	182,025	0.7
MC Credit Fund II	90,517	0.4
JLC Infrastructure Fund II, LLP	55,582	0.2
Angel Oak Real Estate Fund	50,822	0.2
1543 Captial Management	39,339	0.2
Greywolf Capital Management, LP	24,281	0.1
Magnetite CLO LTD	20,231	0.1
OCP CLO LTD	19,793	0.1
College Avenue Student Loans Trust	19,154	0.1

The Company holds no assets in general partnership interests; therefore, detail is not provided.

The Company holds mortgage loans of approximately $3,172,021 or 12.7% of total admitted assets; Information regarding the Company’s ten largest aggregate mortgage interests at December 31, 2020 is as follows:

Borrower	Type	Amount	total admitted assets
Scotio Exchange, LLC	Commercial	$55,800	0.2%
OTC Apartments I, LP	Commercial	52,500	0.2
RLIF Pine Hill SPE LLC	Commercial	52,000	0.2
Ten Twenty-Two, LLC	Commercial	44,000	0.2
The Linx Club, LLC	Commercial	44,000	0.2
CH Realty	Commercial	43,263	0.2
T Square Apartments, LLC	Commercial	41,300	0.2
Pappas Union City No 2, LP	Commercial	40,366	0.2
Hopewell Campus Owner, LLC	Commercial	40,248	0.2
880 Yard Street, LLC	Commercial	38,000	0.2

72

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2021

(In thousands of dollars)

Aggregate mortgage loans have the following loan-to-value ratios as determined from the most recent appraisal as of the audited statement date:

Loan-value	Residential		Commercial		Agricultural
Above 95%	$—	—%	$—	—%	$—	—%
91% to 95%	—	—	—	—	—	—
81% to 90%	84,452	0.3	—	—	—	—
71% to 80%	361,308	1.5	245,905	1.0	—	—
Below 70%	160,031	0.6	2,326,193	9.3	—	—

The Company holds no investments in real estate; therefore detail is not provided.

The Company holds investments in mezzanine real estate loans of $55,636 or 0.2% of total admitted assets; therefore, detail is not provided.

The Company had not repurchase agreements outstanding at the end of 1st, 2nd, and 3rd quarters of 2021 and at December 31, 2021.

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for swaps and forwards are as follows:

	Owned
		Percentage
		of total	At end of each quarter (unaudited)
		admitted	1st Qtr	2nd Qtr	3rd Qtr
Swaps and forwards	Amount	assets	amount	amount	amount
Hedging	$1,235	—%	$11,690	3,781	6,808
Replications	—	—	—	—	—
Other	—	—	91	—	1,649

73

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2021

(In thousands of dollars)

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual statement Instructions) for futures are as follows:

Owned
Percentage
		of total	At end of each quarter (unaudited)
		admitted	1st Qtr	2nd Qtr	3rd Qtr
Futures	Amount	assets	amount	amount	amount
Other	$—	—%	$—	—	—

74

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:                                   N/A

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:                                   N/A

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

75

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2021

Yes ☐ No ☐ N/A ☒

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)	Provisions that permit settlements to be made less frequently than quarterly;
(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒	N/A	N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒	N/A	Yes ☐ No ☐ N/A ☒

76

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2021

5.	Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

77